UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number		811-10555

PIMCO Corporate Income Fund
(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York			10105
(Address of principal executive offices)			(Zip code)

Lawrence G. Altadonna - 1345 Avenue of the Americas, New York, New York 10105
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-739-3371

Date of fiscal year end:	October 31, 2008

Date of reporting period:	October 31, 2008

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1. REPORT TO SHAREHOLDERS

Contents

Letter to Shareholders	1

Fund Insights/Performance & Statistics	2

Schedule of Investments	3-12

Statement of Assets and Liabilities	13

Statement of Operations	14

Statement of Changes in Net Assets	15

Notes to Financial Statements	16-28

Financial Highlights	29

Report of Independent Registered Public Accounting Firm	30

Annual Shareholder Meeting Results/Appointment of New Trustee	31

Matters Relating to the Trustees’ Consideration of the Investment Management & Portfolio Management Agreements	32-34

Privacy Policy/Proxy Voting Policies & Procedures	35

Dividend Reinvestment Plan	36

Board of Trustees	37-38

Fund Officers	39

PIMCO Corporate Income Fund Letter to Shareholders

December 15, 2008

Dear Shareholder:

We are pleased to provide you with the annual report for the PIMCO Corporate Income Fund (the “Fund”) for the fiscal year ended October 31, 2008

The U.S. bond market delivered flat returns in a period that turned increasingly negative in its second half. Economic growth moderated and investors backed away from investment and credit risk. In the rush to perceived safety, investors favored U.S. Treasury securities over corporate bonds, which fell significantly in price. This added to the spreads in yields between Treasuries and other debt securities, pushing spreads to record-high levels for some bond classes. The Federal Reserve (the “Fed”) cut the Federal Funds rate seven times in the period in response to economic slowing and a destabilizing lack of liquidity caused by a general deleveraging of the financial system. The moves lowered the key target rate on loans between member banks from 4.50% to 1.00%.

In the coming weeks or months, we would expect the deleveraging of the private sector to meet its counterpart in the leveraging of the federal government as it seeks to inject more than a trillion dollars of liquidity into the nation’s financial system. This initiative holds potential to restore stability and some relative safety to debt securities outside of the shortest-term government issues.

Due to the effects of the severe market conditions, the Fund is required to postpone the declaration of the next dividend on common shares, which would have been paid on December 31, 2008. Under federal law, a Fund is not permitted to pay or declare common share dividends unless its auction rate preferred shares (“ARPS”) have minimum asset coverage of 200% after payment or declaration of the common share dividend. The Fund’s asset coverage ratio is currently above the 200% level however, it would fall below the 200% level if the December dividends were declared.

A decision to redeem a portion of the Fund’s ARPS was made at the recommendation of the Fund’s manager and approved by the Board of Trustees. This redemption is intended to increase and maintain asset coverage of the Fund’s ARPS above the 200% level, permitting the Fund to pay previously declared common share dividends and to declare and pay future common share dividends. Depending on market conditions, coverage ratios may increase or decrease further. An announcement regarding actual dividend payment and declaration dates will be made at a future date.

If you have any questions regarding the information provided, we encourage you to contact your financial advisor or call the Fund’s shareholder servicing agent at (800) 331-1710. In addition, a wide range of information and resources is available on our Web site, www.allianzinvestors.com/closedendfunds.

Together with Allianz Global Investors Fund Management LLC, the Fund’s investment manager, and PIMCO, the Fund’s investment adviser, we thank you for investing with us.

We remain dedicated to serving your investment needs.

Sincerely,

Hans W. Kertess	Brian S. Shlissel
Chairman	President & Chief Executive Officer

10.31.08 | PIMCO Corporate Income Fund Annual Report 1

PIMCO Corporate Income Fund Fund Insights/Performance & Statistics

October 31, 2008 (unaudited)

•                  For the 12-month period ended October 31, 2008, the PIMCO Corporate Income Fund had a net asset value (“NAV”) return of (31.72)% and a market price return of (22.55)%.

•                  The investment-grade credit and high-yield markets, as measured by the Barclays Capital U.S. Credit and U.S. High Yield Bond Indices, posted total returns of (11.36)% and (25.81)%, respectively, for the 12-month period ended October 31, 2008.

•                  Given a fixed number of preferred shares, leverage in the Fund increased as asset values decreased in line with the broader credit markets. As leverage increased, the impact of falling asset prices was magnified in the performance of the Fund’s NAV.

•                  The Fund’s average exposure of 21.85% to the banking sector benefited the Fund, despite asset write-downs, as these bonds outperformed the market.

•                  An average 5.95% portfolio weighting in brokerage securities reduced Fund returns during the fiscal period as bankruptcy, increased credit risk, decreased revenue opportunities, and an almost complete freezing of the funding market weighed heavily on the sector’s performance.

•                  The Fund’s average positioning of 12.80% to the communications sector hindered Fund returns as these issues trailed the market during the fiscal 12-month period.

•                  An average 8.98% exposure to electric issues enhanced performance as the sector outperformed the market during the 12-month period.

•                  The Fund’s average 4.74% position in the poor performing energy sector took away from performance along side a dramatic fall in oil and natural gas prices.

•                  Although relatively small at 1.73%, the Fund’s average allocation to the capital goods sector benefited performance as these bonds outpaced the market.

•                  An average 4.61% allocation to Treasuries was beneficial to the Fund as U.S. Government securities were among the few issues to post positive returns during the trailing 12-month period ended October 31, 2008.

Total Return(1):	Market Price	Net Asset Value (“NAV”)
1 year	(22.55)%	(31.72)%
3 year	(3.85)%	(8.13)%
5 year	1.33%	(1.75)%
Commencement of Operations (12/21/01) to 10/31/08	3.98%	2.36%

Common Share Market Price/NAV Performance:	Market Price/NAV:
Commencement of Operations (12/21/01) to 10/31/08	Market Price	$10.00
NAV	NAV	$8.47
Market Price	Premium to NAV	18.06%
	Market Price Yield(2)	12.75%

(1) Past performance is no guarantee of future results. Returns are calculated by determining the percentage change in net asset value or market share price (as applicable) in the period covered. The calculation assumes that all of the Fund’s income dividends and capital gain distributions have been reinvested. Total return does not reflect broker commissions or sales charges. Total return for a period of less than one year is not annualized. Total return for a period of more than one year represents the average annual total return.

The Fund’s performance at market price will differ from its results at NAV. Although market price returns typically reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund’s shares, or changes in Fund distributions.

An investment in the Fund involves risk, including the loss of principal. Total return, market price, market yield and net asset value will fluctuate with changes in market conditions. This data is provided for information only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a onetime public offering and once issued, shares of closed-end funds are sold in the open market through a stock exchange. Net asset value is equal to total assets attributable to common shareholders less total liabilities divided by the number of common shares outstanding. Holdings are subject to change daily.

(2) Market Price Yield is determined by dividing the annualized current monthly per share dividend (comprised from net investment income) payable to common shareholders by the market price per common share at October 31, 2008.

2 PIMCO Corporate Income Fund Annual Report | 10.31.08

PIMCO Corporate Income Fund Schedule of Investments

October 31, 2008

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value
CORPORATE BONDS & NOTES – 65.4%

Airlines – 4.0%
	American Airlines, Inc.,
$1,136	6.978%, 4/1/11	Ba1/BBB+	$1,056,744
1,000	7.858%, 4/1/13	Ba1/BBB	795,000
	Continental Airlines, Inc.,
10,000	6.503%, 6/15/11	Baa2/BBB+	8,000,000
745	6.545%, 8/2/20	Baa2/A-	633,268
3,035	7.056%, 9/15/09	Baa2/A-	2,792,200
2,225	9.798%, 4/1/21	Ba1/BB-	1,501,896
296	Delta Air Lines, Inc., 6.619%, 9/18/12	NR/BBB	254,178
9,473	Northwest Airlines, Inc., 7.15%, 4/1/21 (MBIA)	A2/AA	7,730,271
	United Air Lines, Inc.,
1,021	6.201%, 12/31/49	Ba2/BBB	980,411
1,538	7.336%, 7/2/19 (a) (d)	B1/B+	899,729
378	10.36%, 11/13/12 (b) (e)	NR/NR	2,549
			24,646,246
Automotive – 0.1%
1,500	Ford Motor Co., 9.98%, 2/15/47	Caa1/CCC	517,500
Banking – 16.7%
6,000	American Express Bank FSB, 5.50%, 4/16/13	A1/A+	4,930,182
3,100	ANZ National International Ltd., 6.20%, 7/19/13 (a) (d)	Aa2/AA	2,801,734
	Bank of America Corp., FRN (f),
20,000	8.00%, 1/30/18	A1/A	15,011,260
1,400	8.125%, 5/15/18	A1/A	1,086,652
	Barclays Bank PLC FRN (a) (d) (f),
4,600	7.434%, 12/15/17	Aa3/A+	2,911,078
9,700	7.70%, 4/25/18	Aa2/A+	6,748,290
6,900	BNP Paribas, 5.186%, 6/29/15, FRN (a) (d) (f)	Aa3/AA-	4,502,140
5,000	Colonial Bank, 9.375%, 6/1/11 (a) (b)	Baa2/BBB	4,673,590
2,700	Commonwealth Bank of Australia, 6.024%, 3/15/16, FRN (a) (d) (f)	Aa3/A+	1,639,275
2,800	Credit Agricole S.A., 6.637%, 5/31/17, FRN (a) (d) (f)	Aa3/A	1,344,426
7,500	Credit Suisse First Boston, 5.00%, 5/15/13	Aa1/AA-	6,773,197
6,450	HBOS Capital Funding L.P., 6.071%, 6/30/14, FRN (a) (d) (f)	A1/BBB+	2,838,968
2,000	HBOS PLC, 6.75%, 5/21/18 (a) (d)	Aa3/A	1,503,174
	HSBC Capital Funding L.P., FRN,
3,900	4.61%, 6/27/13 (a) (d) (f)	A1/A	2,681,383
1,000	10.176%, 6/30/30 (f)	A1/A	801,548
	HSBC Holdings PLC,
6,450	6.50%, 5/2/36	Aa3/A+	5,105,936
2,100	6.50%, 9/15/37	Aa3/A+	1,656,782
2,300	Rabobank Capital Funding II, 5.26%, 12/31/13, FRN (a) (d) (f)	Aa2/AA	1,382,875
4,600	Rabobank Capital Funding Trust, 5.254%, 10/21/16, FRN (a) (d) (f)	Aa2/AA	2,991,840
8,500	RBS Capital Trust III, 5.512%, 9/30/14, FRN (f)	A1/BBB+	3,911,530
1,000	Royal Bank of Scotland Group PLC, 7.648%, 9/30/31, FRN (f)	A1/BBB+	551,227
3,100	State Street Capital Trust III, 8.25%, 3/15/11, FRN (f)	A1/A	2,671,797
7,300	UBS AG, 5.75%, 4/25/18	Aa2/AA-	5,689,043
5,700	USB Capital IX, 6.189%, 4/15/11, FRN (f)	A1/A+	2,965,402

10.31.08 | PIMCO Corporate Income Fund Annual Report 3

PIMCO Corporate Income Fund Schedule of Investments

October 31, 2008 (continued)

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value

Banking (continued)
	Wachovia Corp.,
$2,100	5.75%, 2/1/18	A1/A+	$1,837,863
14,000	7.98%, 3/15/18, FRN (f)	A3/A-	10,599,022
7,200	Wells Fargo Capital X, 5.95%, 12/15/36	Aa2/AA-	4,709,376
			104,319,590
Diversified Manufacturing – 0.5%
	Hutchison Whampoa International Ltd. (a) (d),
3,500	6.25%, 1/24/14	A3/A-	2,888,757
500	6.50%, 2/13/13	A3/A-	436,507
			3,325,264
Energy – 2.9%
2,000	Dynergy-Roseton Danskammer, Inc., 7.67%, 11/8/16	Ba3/B	1,502,000
2,000	El Paso Corp., 10.75%, 10/1/10	Ba3/BB-	1,952,714
4,300	Energy Transfer Partners L.P., 7.50%, 7/1/38	Baa3/BBB-	3,266,074
3,900	Kinder Morgan Energy Partners L.P., 6.00%, 2/1/17	Baa2/BBB	3,122,718
4,100	NGPL PipeCo LLC, 7.119%, 12/15/17 (a) (d)	Baa3/BBB-	3,352,603
1,200	Northwest Pipeline Corp., 5.95%, 4/15/17	Baa2/BBB-	981,012
3,000	Sonat, Inc., 7.625%, 7/15/11	Ba3/BB-	2,510,907
500	Southern Natural Gas Co., 5.90%, 4/1/17 (a) (d)	Baa3/BB	388,522
1,100	Tennessee Gas Pipeline Co., 7.50%, 4/1/17	Baa3/BB	876,399
250	Transcontinental Gas Pipe Line Corp., 8.875%, 7/15/12	Baa2/BBB-	242,888
			18,195,837
Financial Services – 16.0%
1,800	Bear Stearns Cos., Inc., 6.95%, 8/10/12	Aa2/AA-	1,778,452
7,704	Beaver Valley II Funding, 9.00%, 6/1/17	Baa3/BBB-	8,196,162
4,300	C10 Capital SPV Ltd., 6.722%, 12/31/16, FRN (f)	NR/BB+	2,107,000
2,958	Cedar Brakes II LLC, 9.875%, 9/1/13 (a) (b) (d)	Baa2/BBB-	3,070,327
10,000	Citigroup Capital XXI, 8.30%, 12/21/77, FRN	A1/A	6,865,700
	Citigroup, Inc.,
4,300	6.125%, 11/21/17	Aa3/AA-	3,705,461
2,800	6.125%, 5/15/18	Aa3/AA-	2,404,492
2,000	6.125%, 8/25/36	A1/A+	1,349,252
7,700	8.40%, 4/30/18, FRN (f)	A2/A	5,361,895
1,000	Fresenius Medical Care Capital Trust, 7.875%, 6/15/11	Ba3/BB	925,000
	General Electric Capital Corp., FRN,
10,100	6.375%, 11/15/67	Aa1/AA+	6,547,446
£500	6.50%, 9/15/67 (a) (d)	Aa1/AA+	460,569
$2,500	General Motors Acceptance Corp., 6.75%, 12/1/14	Caa1/B-	1,263,445
2,500	General Motors Acceptance Corp. LLC, 8.00%, 11/1/31	Caa1/B-	1,133,810
	Goldman Sachs Group, Inc.,
5,200	6.15%, 4/1/18	Aa3/AA-	4,317,815
4,000	6.45%, 5/1/36	A1/A+	2,573,052
€250	Green Valley Ltd., 8.993%, 1/10/11, FRN (a) (b) (d)	NR/BB+	305,759
$3,600	JPMorgan Chase & Co., 6.40%, 5/15/38	Aa2/AA-	3,092,436
7,100	JPMorgan Chase Capital XVIII, 6.95%, 8/1/66 (converts to FRN on 8/18/36)	Aa3/A	5,186,216
4,100	JPMorgan Chase Capital XX, 6.55%, 9/15/66 (converts to FRN on 9/30/36)	Aa3/A	2,872,886
13,000	Lehman Brothers Holdings, Inc., 6.875%, 5/2/18 (e)	NR/NR	1,755,000
3,900	MBNA Capital, 3.601%, 2/1/27, FRN	Aa3/A	2,512,661
€2,700	Merrill Lynch & Co., Inc., 5.221%, 1/31/14, FRN	A2/A	2,899,587

4 PIMCO Corporate Income Fund Annual Report | 10.31.08

PIMCO Corporate Income Fund Schedule of Investments

October 31, 2008 (continued)

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value

Financial Services (continued)
	Morgan Stanley,
$7,900	5.75%, 8/31/12	A1/A+	$6,716,896
4,000	6.00%, 4/28/15	A1/A+	3,255,900
1,200	6.625%, 4/1/18	A1/A+	1,000,676
1,982	Preferred Term Securities XIII, 3.366%, 3/24/34, FRN (a) (b) (d)	Aaa/AAA	1,191,413
4,200	Santander Perpetual S.A. Unipersonal, 6.671%, 10/24/17, FRN (a) (d) (f)	Aa2/A+	2,964,616
5,700	UBS Preferred Funding Trust V, 6.243%, 5/15/16, FRN (f)	A1/A	3,420,741
1,500	Universal City Development Partners, 11.75%, 4/1/10	B1/B+	1,203,750
1,000	Universal City Florida Holding Co., 8.375%, 5/1/10	B3/B-	745,000
10,100	Wells Fargo Capital XIII, 7.70%, 3/26/13, FRN (f)	Aa2/AA-	8,267,264
			99,450,679
Food & Beverage – 1.2%
	Albertson’s, Inc.,
1,500	7.75%, 6/15/26	B1/B+	1,119,323
9,000	8.00%, 5/1/31	B1/B+	6,483,681
			7,603,004
Healthcare & Hospitals – 0.1%
1,000	HCA, Inc., 9.25%, 11/15/16	B2/BB-	852,500
Hotels/Gaming – 0.6%
2,434	Times Square Hotel Trust, 8.528%, 8/1/26 (a) (b) (d)	Baa3/BBB-	2,458,305
2,000	Wynn Las Vegas LLC, 6.625%, 12/1/14	Ba2/BBB-	1,485,000
			3,943,305
Industrial – 0.1%
700	Pemex Project Funding Master Trust, 6.625%, 6/15/38 (a) (d)	Baa1/BBB+	525,000
Insurance – 1.0%
	American International Group, Inc., FRN,
€4,600	5.071%, 4/26/11	A3/A-	2,817,209
$7,100	8.175%, 5/15/58 (a) (d)	Baa1/BBB	1,134,389
2,300	Dai-ichi Mutual Life Insurance Co., 5.73%, 3/17/14 (a) (d)	NR/A-	2,318,708
			6,270,306
Metals & Mining – 1.8%
300	Corporacion Nacional del Cobre del Chile, Inc., 6.15%, 10/24/36	Aa3/A	213,213
3,000	Falconbridge Ltd., 7.25%, 7/15/12	Baa2/BBB+	2,865,114
4,700	Phelps Dodge Corp., 9.50%, 6/1/31	Baa2/BBB-	5,056,147
	Vale Overseas Ltd.,
1,900	6.25%, 1/11/16	Baa2/BBB+	1,599,338
1,700	6.875%, 11/21/36	Baa2/BBB+	1,227,133
			10,960,945
Multi-Media – 3.3%
3,000	Comcast Cable Communications Holdings, Inc., 8.375%, 3/15/13	Baa2/BBB+	2,913,912
2,250	Comcast Corp., 10.625%, 7/15/12	Baa3/BBB	2,338,461
1,700	CSC Holdings, Inc., 7.875%, 2/15/18	B1/BB	1,245,250
	Historic TW, Inc.,
500	6.625%, 5/15/29	Baa2/BBB+	370,999
5,000	9.125%, 1/15/13	Baa2/BBB+	4,808,600

10.31.08 | PIMCO Corporate Income Fund Annual Report 5

PIMCO Corporate Income Fund Schedule of Investments

October 31, 2008 (continued)

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value

Multi-Media (continued)
$1,610	News America Holdings, Inc., 6.75%, 1/9/38	Baa1/BBB+	$1,586,008
	Rogers Cable, Inc.,
CAD1,750	7.25%, 12/15/11	Baa3/BBB-	1,517,895
$3,000	8.75%, 5/1/32	Baa3/BBB-	2,828,580
	Time Warner Cable, Inc.,
230	5.85%, 5/1/17	Baa2/BBB+	188,921
1,830	6.55%, 5/1/37	Baa2/BBB+	1,393,970
2,000	Vivendi, 6.625%, 4/4/18 (a) (d)	Baa2/BBB	1,709,122
			20,901,718
Oil & Gas – 2.8%
950	Chesapeake Energy Corp., 7.625%, 7/15/13	Ba3/BB	812,250
1,420	Dynergy-Roseton Danskammer, Inc., 7.27%, 11/8/10	Ba3/B	1,377,515
1,975	El Paso Corp., 8.05%, 10/15/30	Ba3/BB-	1,375,998
900	EnCana Corp., 6.50%, 8/15/34	Baa2/A-	634,803
	Gaz Capital S.A.,
800	6.212%, 11/22/16 (a) (d)	A3/BBB	500,000
4,900	8.625%, 4/28/34	A3/BBB	3,430,000
4,200	Gazprom AG, 9.625%, 3/1/13	A3/BBB	3,603,814
703	Perforadora Central S.A. de CV, 4.92%, 12/15/18	NR/NR	758,685
1,700	Ras Laffan Liquefied Natural Gas Co., Ltd. II, 5.298%, 9/30/20 (b)	Aa2/A	1,491,070
750	Ras Laffan Liquefied Natural Gas Co., Ltd. III, 6.332%, 9/30/27 (b)	Aa2/A	590,750
875	SandRidge Energy, Inc., 8.00%, 6/1/18 (a) (d)	B3/B-	586,250
2,000	USX Corp., 9.375%, 2/15/12	Baa1/BBB+	2,222,434
			17,383,569
Paper/Paper Products – 1.5%
	Georgia-Pacific LLC,
2,250	7.00%, 1/15/15 (a) (d)	Ba3/BB-	1,665,000
10,500	8.00%, 1/15/24	B2/B+	6,720,000
500	8.125%, 5/15/11	B2/B+	425,000
850	Norske Skogindustrier ASA, 6.125%, 10/15/15 (a) (d)	B1/BB-	531,250
			9,341,250
Pharmaceuticals – 0.3%
1,000	Hospira, Inc., 6.05%, 3/30/17	Baa3/BBB	841,847
1,000	Wyeth, 6.50%, 2/1/34	A3/A+	817,535
			1,659,382
Technology – 0.2%
2,000	First Data Corp., 9.875%, 9/24/15	B3/B	1,290,000
Telecommunications – 6.1%
	AT&T Corp.,
792	7.30%, 11/15/11	A2/A	798,724
2,000	8.00%, 11/15/31	A2/A	1,845,874
5,000	Bellsouth Capital Funding, 7.875%, 2/15/30	A2/A	4,425,045
1,000	Citizens Communications Co., 7.875%, 1/15/27	Ba2/BB	505,000
3,000	Deutsche Telekom International Finance BV, 8.75%, 6/15/30	Baa1/BBB+	2,656,812
	Embarq Corp.,
5,000	7.082%, 6/1/16	Baa3/BBB-	3,855,220
5,000	7.995%, 6/1/36	Baa3/BBB-	3,306,745
3,000	France Telecom S.A., 8.50%, 3/1/31	A3/A-	2,827,326

6 PIMCO Corporate Income Fund Annual Report | 10.31.08

PIMCO Corporate Income Fund Schedule of Investments

October 31, 2008 (continued)

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value

Telecommunications (continued)
$2,000	Nextel Communications, Inc., 7.375%, 8/1/15	Baa3/BB	$1,100,576
2,000	Qwest Communications International, Inc., 7.50%, 2/15/14	Ba3/B+	1,370,000
	Qwest Corp.,
2,300	6.069%, 6/15/13, FRN	Ba1/BBB-	1,679,000
8,860	7.20%, 11/10/26	Ba1/BBB-	5,759,000
	Sprint Capital Corp.,
1,800	6.90%, 5/1/19	Baa3/BB	1,271,100
6,200	8.75%, 3/15/32	Baa3/BB	4,068,471
1,200	Verizon Communications, Inc., 6.10%, 4/15/18	A3/A	1,051,444
1,500	Verizon New York, Inc., 7.375%, 4/1/32	Baa3/A	1,173,213
			37,693,550
Transportation – 0.1%
400	Norfolk Southern Corp., 5.75%, 4/1/18	Baa1/BBB+	345,145
Utilities – 5.8%
1,000	CMS Energy Corp., 5.703%, 1/15/13, FRN	Ba1/BB+	870,000
2,549	East Coast Power LLC, 7.066%, 3/31/12	Baa3/BBB-	2,670,747
400	Entergy Gulf States, Inc., 5.25%, 8/1/15	Baa3/BBB+	319,582
2,000	FirstEnergy Corp., 7.375%, 11/15/31	Baa3/BBB-	1,551,532
2,000	Florida Gas Transmission Co., 7.00%, 7/17/12 (a) (d)	Baa2/BBB+	2,045,716
3,086	FPL Energy Wind Funding LLC, 6.876%, 6/27/17 (a) (d)	Ba2/BB	2,892,656
5,530	Homer City Funding LLC, 8.137%, 10/1/19	Ba2/BB	5,004,650
3,339	Midwest Generation LLC, 8.56%, 1/2/16	Baa3/BB+	2,980,237
2,000	Northern States Power Co., 8.00%, 8/28/12	A2/A	2,017,020
6,000	PSE&G Energy Holdings LLC, 8.50%, 6/15/11	Ba3/BB-	5,993,604
8,000	PSE&G Power LLC, 8.625%, 4/15/31	Baa1/BBB	6,801,232
2,440	Sithe Independence Funding Corp., 9.00%, 12/30/13	Ba2/B	2,078,614
642	System Energy Resources, Inc., 5.129%, 1/15/14 (a) (d)	Baa3/BBB+	645,888
			35,871,478
Waste Disposal – 0.3%
2,580	Waste Management, Inc., 7.10%, 8/1/26	Baa3/BBB	1,847,197
Total Corporate Bonds & Notes (cost-$554,334,959)			406,943,465

U.S. GOVERNMENT AGENCY SECURITIES – 4.1%

Fannie Mae – 4.1%
349	4.426%, 11/1/35, FRN, MBS	Aaa/AAA	351,063
303	5.50%, 10/1/37, MBS	Aaa/AAA	296,299
3,297	5.50%, 9/1/38, MBS	Aaa/AAA	3,223,489
221	7.00%, 2/1/29, MBS	Aaa/AAA	228,718
86	7.00%, 2/19/30, CMO, VRN	Aaa/AAA	90,384
66	7.00%, 1/1/32, MBS	Aaa/AAA	68,318
898	7.00%, 6/1/32, MBS	Aaa/AAA	927,203
93	7.00%, 10/1/32, MBS	Aaa/AAA	96,421
87	7.00%, 11/1/32, MBS	Aaa/AAA	89,768
280	7.00%, 12/1/32, MBS	Aaa/AAA	289,566
88	7.00%, 1/1/33, MBS	Aaa/AAA	90,348
122	7.00%, 2/1/33, MBS	Aaa/AAA	126,276
338	7.00%, 3/1/33, MBS	Aaa/AAA	349,372
936	7.00%, 5/1/33, MBS	Aaa/AAA	966,931
53	7.00%, 6/1/33, MBS	Aaa/AAA	54,648
127	7.00%, 7/1/33, MBS	Aaa/AAA	131,669

10.31.08 | PIMCO Corporate Income Fund Annual Report 7

PIMCO Corporate Income Fund Schedule of Investments

October 31, 2008 (continued)

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value

Fannie Mae (continued)
$315	7.00%, 1/1/34, MBS	Aaa/AAA	$325,469
471	7.00%, 3/1/34, MBS	Aaa/AAA	486,839
263	7.00%, 9/1/34, MBS	Aaa/AAA	271,433
1,496	7.00%, 4/1/35, MBS	Aaa/AAA	1,544,471
476	7.00%, 6/1/35, MBS	Aaa/AAA	492,844
1,683	7.00%, 10/1/35, MBS	Aaa/AAA	1,740,004
1,817	7.00%, 2/1/36, MBS	Aaa/AAA	1,879,102
50	7.00%, 9/25/41, CMO, VRN	Aaa/AAA	52,816
954	7.00%, 12/25/41, CMO	Aaa/AAA	997,538
26	7.50%, 12/25/19, CMO	Aaa/AAA	27,330
205	7.50%, 5/1/22, MBS	Aaa/AAA	217,799
11	7.50%, 6/25/30, CMO	Aaa/AAA	11,558
231	7.50%, 12/1/33, MBS	Aaa/AAA	243,861
51	7.50%, 11/25/40, CMO	Aaa/AAA	53,351
100	7.50%, 5/25/42, CMO	Aaa/AAA	105,762
4,453	7.50%, 12/25/45, CMO	Aaa/AAA	4,601,859
23	8.00%, 7/18/27, CMO	Aaa/AAA	25,232
4,469	8.00%, 12/25/45, CMO	Aaa/AAA	4,631,821
			25,089,562
Freddie Mac – 0.0%
59	7.50%, 11/1/19, MBS	Aaa/AAA	62,162
21	8.00%, 9/15/26, CMO	Aaa/AAA	21,068
4	9.50%, 5/15/21, CMO	Aaa/AAA	4,545
			87,775
Total U.S. Government Agency Securities (cost-$25,186,908)			25,177,337

MUNICIPAL BONDS – 2.9%

New Jersey – 2.9%
	Tobacco Settlement Financing Corp. Rev.,
6,570	5.75%, 6/1/32	Aaa/AAA	7,021,162
1,840	6.125%, 6/1/24	Aaa/AAA	1,925,891
8,330	6.375%, 6/1/32	Aaa/AAA	9,096,360
Total Municipal Bonds (cost-$18,048,739)			18,043,413

MORTGAGE-BACKED SECURITIES – 1.9%
3,500	Chase Commercial Mortgage Securities Corp., 6.887%, 10/15/32, CMO (a) (d)	NR/BB+	2,678,243
1,000	Citigroup/Deutsche Bank Commercial Mortgage Trust, 5.617%, 10/15/48, CMO	Aaa/AAA	776,851
	GSMPS Mortgage Loan Trust, CMO (a) (d),
2,431	7.50%, 6/19/27, VRN	NR/NR	2,517,057
65	7.50%, 6/19/32, VRN	NR/NR	70,231
2,627	7.50%, 6/25/43	NR/NR	2,564,692
1,000	LB-UBS Commercial Mortgage Trust, 5.424%, 2/15/40, CMO	NR/AAA	743,369
2,805	Merrill Lynch Mortgage Investors, Inc., 6.876%, 12/15/30, CMO, VRN	A3/AA	2,418,874
250	Washington Mutual Mortgage, 3.665%, 8/25/46, CMO, FRN	Aaa/AAA	125,012
54	Washington Mutual, Inc., 7.50%, 4/25/33, CMO	NR/AAA	50,352
Total Mortgage-Backed Securities (cost-$13,832,427)			11,944,681

8 PIMCO Corporate Income Fund Annual Report | 10.31.08

PIMCO Corporate Income Fund Schedule of Investments

October 31, 2008 (continued)

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value
SOVEREIGN DEBT OBLIGATIONS – 1.8%

Colombia – 0.1%
$1,000	Colombia Government International Bond, 7.375%, 9/18/37	Ba1/BBB-	$825,000
Guatemala – 0.2%
1,500	Republic of Guatemala, 9.25%, 8/1/13 (a) (d)	Ba2/BB	1,402,500
Panama – 1.1%
7,170	Republic of Panama, 9.375%, 4/1/29	Ba1/BB+	6,990,750
South Africa – 0.3%
	Republic of South Africa,
2,600	5.875%, 5/30/22	Baa1/BBB+	1,670,164
120	7.375%, 4/25/12	Baa1/BBB+	111,000
			1,781,164
Ukraine – 0.1%
1,000	Republic of Ukraine, 7.65%, 6/11/13	B1/B	510,000
Total Sovereign Debt Obligations (cost-$16,057,638)			11,509,414

SENIOR LOANS (a) (c) – 1.0%

Containers & Packaging – 0.1%
	Smurfit-Stone Container,
131	3.025%, 11/1/10		104,141
107	4.813%, 11/1/11, Term B		85,362
215	4.813%, 11/1/11, Term C		170,723
63	5.125%, 11/1/10, Term C		49,914
39	5.125%, 11/1/11, Term B		31,393
			441,533
Energy – 0.2%
	AES Corp., Term B (b),
714	5.063%, 8/10/11		603,572
714	5.10%, 8/10/11		603,571
			1,207,143
Financial Services – 0.2%
2,475	Chrysler Financial Corp., 6.82%, 8/3/12		1,697,436
Healthcare & Hospitals – 0.4%
2,948	HCA, Inc., 6.012%, 11/18/13, Term B		2,439,793
Hotels/Gaming – 0.1%
990	Las Vegas Sands Corp., 5.52%, 5/15/14		569,210
Total Senior Loans (cost-$8,290,995)			6,355,115

CONVERTIBLE PREFERRED STOCK – 0.2%

Shares
Banking – 0.2%
1,000	Bank of America Corp., 7.25%, 12/31/49	A1/A	709,000
1,000	Wachovia Corp., 7.50%, 12/31/49	A3/A-	707,500
			1,416,500
Financial Services – 0.0%
2,000	Citigroup, Inc., 6.50%, 12/31/49	A2/A	67,125

Insurance – 0.0%
13,500	American International Group, Inc., 8.50%, 8/1/11	Baa1/NR	60,075
Total Convertible Preferred Stock (cost-$2,255,331)			1,543,700

10.31.08 | PIMCO Corporate Income Fund Annual Report 9

PIMCO Corporate Income Fund Schedule of Investments

October 31, 2008 (continued)

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value

ASSET-BACKED SECURITIES – 0.0%
$259	SLM Student Loan Trust, 3.535%, 10/25/16, FRN (cost-$259,060)	Aaa/AAA	$255,660

SHORT-TERM INVESTMENTS – 23.3%
U.S. Treasury Bills (g) – 15.1%
93,940	0.02%-1.705%,11/28/08-12/26/08 (cost-$93,864,062)	NR/NR	93,864,062

Corporate Notes – 2.4%
Banking – 1.2%
5,910	Republic New York Corp., 9.70%, 2/1/09	A1/A+	5,918,410
1,750	Riggs National Corp., 9.65%, 6/15/09	A2/A	1,769,834
			7,688,244
Financial Services – 0.4%
2,000	American General Finance Corp., 8.45%, 10/15/09	Baa1/BBB	1,187,610
1,180	General Electric Capital Corp., 8.30%, 9/20/09	Aaa/AAA	1,197,390
			2,385,000
Multi-Media – 0.2%
1,625	CSC Holdings, Inc., 8.125%, 8/15/09	B1/BB	1,560,000
Oil & Gas – 0.4%
2,350	Salomon Brothers AG for OAO Siberian Oil Co., 10.75%, 1/15/09	Baa3/BBB-	2,321,356
Telecommunications – 0.2%
1,000	Sprint Capital Corp., 6.375%, 5/1/09	Baa3/BB	962,610
Total Corporate Notes (cost-$15,998,506)			14,917,210

Commercial Paper – 2.8%
Financial Services – 2.8%
11,300	Goldman Sachs Group, Inc., 3.25%, 1/22/09	P-1/A-1+	11,211,634
6,200	Morgan Stanley, 3.80%, 1/26/09	P-1/A-1	6,148,416
Total Commercial Paper (cost-$17,360,066)			17,360,050
Repurchase Agreements – 3.0%
13,000	Deutsche Bank, dated 10/31/08, 0.15%, due 11/3/08, proceeds $13,000,163; collateralized by Federal Home Loan Bank, 4.449%, due 10/13/09, valued at $13,286,114 including accrued interest		13,000,000
6,000	JPMorgan Chase Bank, dated 10/31/08, 0.25%, due 11/3/08, proceeds $6,000,125; collateralized at U.S. Treasury Notes, 3.50%, due 5/31/13, valued at $6,008,825 including accrued interest		6,000,000
Total Repurchase Agreements (cost-$19,000,000)			19,000,000
Total Short-Term Investments (cost-$146,222,634)			145,141,322

10 PIMCO Corporate Income Fund Annual Report | 10.31.08

PIMCO Corporate Income Fund Schedule of Investments

October 31, 2008 (continued)

Contracts/
Notional
Amount		Value
OPTIONS PURCHASED (h) – 0.4%

Call Options – 0.3%
	2-Year Interest Rate Swap (OTC),
	Pay 3-Month USD-LIBOR Floating Rate Index,
44,100,000	strike rate 4.75%, expires 9/8/09	$1,235,078
1,000,000	strike rate 5.00%, expires 8/28/09	32,310
	Euro versus U.S. Dollar (OTC),
2,500,000	strike price $1.37, expires 6/3/10	176,230
1,000,000	strike price $1.38, expires 5/21/10	68,637
1,000,000	strike price $1.38, expires 5/21/10	68,637
	U.S. Treasury Bonds 30 yr. Futures (CBOT),
536	strike price $140, expires 11/21/08	8,318
	U.S. Treasury Notes 5 yr. Futures (CBOT),
160	strike price $123.50, expires 11/21/08	1,250
130	strike price $125, expires 11/21/08	1,016
		1,591,476
Put Options – 0.1%
	Euro versus U.S. Dollar (OTC),
2,500,000	strike price $1.37, expires 6/3/10	410,474
1,000,000	strike price $1.38, expires 5/21/10	165,266
1,000,000	strike price $1.38, expires 5/21/10	165,266
	Financial Future Euro – 90 day,
300	strike price $89.75, expires 3/15/10 (CME)	1,875
360	strike price $90, expires 6/15/09 (CME)	2,250
1,200	strike price $90, expires 12/14/09 (CME)	7,500
90	strike price $91, expires 12/14/09 (CME)	1,666
200	strike price $91.75, expires 12/14/09 (LIFFE)	1
700	strike price $93.25, expires 3/16/09 (CME)	4,375
190	strike price $94, expires 3/16/09 (LIFFE)	—
	United Kingdom – 90 day (LIFFE),
276	strike price $89.50, expires 12/16/09	1
296	strike price $89.625, expires 6/17/09	1
118	strike price $90.50, expires 3/18/09	—
230	strike price $91.25, expires 12/17/08	—
125	strike price $92, expires 3/18/09	—
	U.S. Treasury Notes 10 yr. Futures (CBOT),
983	strike price $99, expires 11/21/08	14,909
200	strike price $100, expires 11/21/08	3,027
		776,611
Total Options Purchased (cost-$1,009,981)		2,368,087
Total Investments before options written and securities sold short
(cost-$785,498,672) – 101.0%		629,282,194

OPTIONS WRITTEN (h) – (0.1)%

Call Options – (0.1)%
	2-Year Interest Rate Swap (OTC),
	Pay 3-Month USD-LIBOR Floating Rate Index,
14,700,000	strike rate 5.15%, expires 9/8/09	(779,103)
	Dow Jones CDX IG-10 5 Year Index,
4,000,000	strike price $1.50, expires 12/22/08	(6,000)
		(785,103)

10.31.08 | PIMCO Corporate Income Fund Annual Report  11

PIMCO Corporate Income Fund Schedule of Investments

October 31, 2008 (continued)

Contracts/
Notional
Amount			Value

Put Options – (0.0)%
Dow Jones CDX IG-10 5 Year Index,
4,000,000		strike price $1.50, expires 12/22/08	$(143,000)
Total Options Written (premiums received-$544,611)			(928,103)

SECURITIES SOLD SHORT – (0.9)%

Principal
Amount
(000)
5,900		Fannie Mae, 5.50%, TBA (proceeds-$5,793,062)	(5,793,062)
Total Investments net of options written and securities sold short
(cost-$779,160,999) – 100.0%			$622,561,029

Notes to Schedule of Investments:
* Unaudited.
(a) Private Placement–Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $84,577,697, representing 13.46% of total investments.
(b) Illiquid security.

(c)   These securities generally pay interest at rates which are periodically pre-determined by reference to a base lending rate plus a premium. These base lending rates are generally either the lending rate offered by one or more major European banks, such as the “LIBOR” or the prime rate offered by one or more major United States banks, or the certificate of deposit rate. These securities are generally considered to be restricted as the Fund is ordinarily contractually obligated to receive approval from the Agent bank and/or borrower prior to disposition. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional payments by the borrower. Such prepayments cannot be predicted with certainty. The interest rate disclosed reflects the rate in effect on October 31, 2008.

(d)   144A Security–Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(e) Security in default.
(f) Perpetual maturity security. Maturity date shown is the first call date. Interest rate is fixed until the first call date and variable thereafter.
(g) All or partial amount segregated as collateral for futures contracts, options written and swaps.
(h) Non-income producing.

Glossary:
£/GBP	-	British Pound Sterling
€/EUR	-	Euro
CAD	-	Canadian Dollar
CBOT	-	Chicago Board of Trade
CME	-	Chicago Mercantile Exchange
CMO	-	Collateralized Mortgage Obligation
FRN	-	Floating Rate Note. The interest rate disclosed reflects the rate in effect on October 31, 2008.
LIBOR	-	London Inter-Bank Offered Rate
LIFFE	-	London International Financial Futures and Options Exchange
MBIA	-	insured by Municipal Bond Investors Assurance
MBS	-	Mortgage-Backed Security
NR	-	Not Rated
OTC	-	Over-the-Counter
VRN	-

Variable Rate Note. Instruments whose interest rates change on specified date (such as a coupon date or interest payment date) and/or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). The interest rate disclosed reflects the rate in effect on October 31, 2008.

12  PIMCO Corporate Income Fund Annual Report | 10.31.08 | See accompanying Notes to Financial Statements.

PIMCO Corporate Income Fund Statement of Assets and Liabilities

October 31, 2008

Assets:
Investments, at value (cost-$785,498,672)	$629,282,194
Cash (including foreign currency of $10,926,009 with a cost of $11,405,678)	12,424,518
Unrealized appreciation of swaps	75,059,327
Receivable for investments sold	32,017,550
Interest receivable	11,121,712
Receivable for swaps purchased	8,889,161
Deposits with brokers for futures contracts collateral	4,405,400
Unrealized appreciation of forward foreign currency contracts	2,658,165
Receivable for collateral held at broker	835,412
Receivable for terminated swaps	738,118
Prepaid expenses and other assets	41,448
Total Assets	777,473,005

Liabilities:
Unrealized depreciation of swaps	72,110,872
Premium for swaps sold	41,817,334
Payable to broker for swap collateral	21,750,000
Payable for investments purchased	12,277,655
Securities sold short, at value (proceeds of $5,793,062)	5,793,062
Dividends payable to common and preferred shareholders	3,961,270
Unrealized depreciation of forward foreign currency contracts	3,940,771
Payable for terminated swaps	2,158,194
Options written, at value (premiums received - $544,611)	928,103
Payable for variation margin on futures contracts	738,574
Investment management fees payable	342,428
Accrued expenses	165,494
Total Liabilities	165,983,757
Preferred Shares ($25,000 net asset and liquidation value per share applicable to an aggregate of 12,000 shares issued and outstanding)	300,000,000
Net Assets Applicable to Common Shareholders	$311,489,248

Composition of Net Assets Applicable to Common Shareholders:
Common stock:
Par value ($0.00001 per share, applicable to 36,794,562 shares issued and outstanding)	$368
Paid-in-capital in excess of par	522,425,292
Undistributed net investment income	931,725
Accumulated net realized loss	(64,574,829)
Net unrealized depreciation of investments, futures contracts, options written, swaps, unfunded loan commitments and foreign currency transactions	(147,293,308)
Net Assets Applicable to Common Shareholders	$ 311,489,248
Net Asset Value Per Common Share	$8.47

See accompanying Notes to Financial Statements. | 10.31.08 | PIMCO Corporate Income Fund Annual Report  13

PIMCO Corporate Income Fund Statement of Operations

For the year ended October 31, 2008

Investment Income:
Interest	$51,843,450
Dividends	191,446
Facility and other fee income	178,648
Total Investment Income	52,213,544

Expenses:
Investment management fees	5,623,594
Auction agent fees and commissions	779,370
Interest expense	504,857
Custodian and accounting agent fees	224,140
Shareholder communications	156,600
Audit and tax services	114,927
Trustees’ fees and expenses	62,363
Legal fees	34,754
Transfer agent fees	31,014
New York Stock Exchange listing fees	29,589
Insurance expense	11,074
Miscellaneous	20,461
Total expenses	7,592,743
Less: investment management fees waived	(812,792)
custody credits earned on cash balances	(8,970)
Net expenses	6,770,981

Net Investment Income	45,442,563

Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(17,841,630)
Futures contracts	9,014,862
Options written	(3,840,440)
Swaps	(34,679,275)
Foreign currency transactions	2,453,131
Net change in unrealized appreciation/depreciation of:
Investments	(158,731,229)
Futures contracts	8,909,947
Options written	(166,505)
Swaps	15,280,273
Unfunded loan commitments	(1,040)
Foreign currency transactions	(2,175,907)
Net realized and change in unrealized loss on investments, futures contracts, options written, swaps, unfunded loan commitments and foreign currency transactions	(181,777,813)
Net Decrease in Net Assets Resulting from Investment Operations	(136,335,250)
Dividends on Preferred Shares from Net Investment Income	(11,447,049)
Net Decrease in Net Assets Applicable to Common Shareholders Resulting from Investment Operations	$(147,782,299)

14  PIMCO Corporate Income Fund Annual Report | 10.31.08 | See accompanying Notes to Financial Statements.

PIMCO Corporate Income Fund	Statement of Changes in Net Assets Applicable to Common Shareholders

	Year ended October 31, 2008	Year ended October 31, 2007
Investment Operations:
Net investment income	$45,442,563	$47,292,960
Net realized gain (loss) on investments, futures contracts, options written, swaps and foreign currency transactions	(44,893,352)	9,891,956
Net change in unrealized appreciation/depreciation of investments, futures contracts, options written, swaps, unfunded loan commitments and foreign currency transactions	(136,884,461)	(28,448,936)
Net increase (decrease) in net assets resulting from investment operations	(136,335,250)	28,735,980

Dividends on Preferred Shares from Net Investment Income:	(11,447,049)	(15,622,315)
Net increase (decrease) in net assets applicable to common shareholders resulting from investment operations	(147,782,299)	13,113,665

Dividends and Distributions to Common Shareholders from:
Net investment income	(46,757,319)	(46,427,290)
Net realized gains	—	(3,368,998)
Total dividends and distributions to common shareholders	(46,757,319)	(49,796,288)

Capital Share Transactions:
Reinvestment of dividends and distributions	3,314,833	4,292,291
Total decrease in net assets applicable to common shareholders	(191,224,785)	(32,390,332)

Net Assets Applicable to Common Shareholders:
Beginning of year	502,714,033	535,104,365
End of year (including undistributed (dividends in excess of) net investment income of $931,725 and $(6,376,628), respectively)	$311,489,248	$502,714,033

Common Shares Issued in Reinvestment of Dividends and Distributions:	250,253	291,238

See accompanying Notes to Financial Statements. | 10.31.08 | PIMCO Corporate Income Fund Annual Report  15

PIMCO Corporate Income Fund Notes to Financial Statements

October 31, 2008

1. Organization and Significant Accounting Policies

PIMCO Corporate Income Fund (the “Fund”), was organized as a Massachusetts business trust on October 17, 2001. Prior to commencing operations on December 21, 2001, the Fund had no operations other than matters relating to its organization and registration as a diversified, closed-end management investment company registered under the Investment Company Act of 1940 and the rules and regulations thereunder, as amended. Allianz Global Investors Fund Management LLC (the “Investment Manager”) serves as the Fund’s Investment Manager and is an indirect, wholly-owned subsidiary of Allianz Global Investors of America L.P. (“Allianz Global”). Allianz Global is an indirect, majority-owned subsidiary of Allianz SE, a publicly traded European insurance and financial services company. The Fund has an unlimited amount of $0.00001 par value common stock authorized.

The Fund’s primary investment objective is to seek high current income with capital preservation and capital appreciation as secondary objectives by investing at least 80% of its total assets in a diversified portfolio of U.S. dollar denominated corporate debt obligations and of other income-producing securities.

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

In the normal course of business the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been asserted. However, the Fund expects the risk of any loss to be remote.

In July 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. Fund management has determined that its evaluation of the Interpretation has resulted in no material impact to the Fund’s financial statements at October 31, 2008. The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

In September 2006, FASB issued Statement of Financial Accounting Standards (“SFAS”) 157, Fair Value Measurements, which clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. Adoption of SFAS 157 requires the use of the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. At this time, the Fund is in the process of reviewing SFAS 157 against its current valuation policies to determine the effect the adoption of this standard will have on the Fund.

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about a fund’s derivative and hedging activities. Fund management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund’s financial statement disclosures.

In September 2008, FASB issued a FASB Staff Position No. 133-1 and FIN 45-4 “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161” (“FSP”). FSP requires enhanced transparency of the effect of credit derivatives and guarantees on an issuer’s financial position, financial performance and cash flows. FSP is effective for fiscal years ending after November 15, 2008. FSP applies to certain credit derivatives, hybrid instruments that have embedded credit derivatives (for example, credit-linked notes), and certain guarantees and it requires additional disclosures regarding credit derivatives with sold protection. Fund management is currently evaluating the impact of this new requirement.

16  PIMCO Corporate Income Fund Annual Report | 10.31.08

PIMCO Corporate Income Fund Notes to Financial Statements

October 31, 2008

1. Organization and Significant Accounting Policies (continued)

The following is a summary of significant accounting policies consistently followed by the Fund:

(a) Valuation of Investments

Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

Portfolio securities and other financial instruments for which market quotations are not readily available or if a development/event occurs that may significantly impact the value of a security are fair-valued, in good faith, pursuant to procedures established by the Board of Trustees, or persons acting at their discretion pursuant to procedures established by the Board of Trustees, including certain fixed income securities which may be valued with reference to securities whose prices are more readily available. The Fund’s investments, including over-the-counter options, are valued daily using prices supplied by an independent pricing service or dealer quotations, or by using the last sale price on the exchange that is the primary market for such securities, or the last quoted mean price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. The Fund’s investments in senior floating rate loans (“Senior Loans”) for which a secondary market exists will be valued at the mean of the last available bid and asked prices in the market for such Senior Loans, as provided by an independent pricing service. Other Senior Loans are valued at fair value pursuant to procedures approved by the Fund’s Board of Trustees. At October 31, 2008, no Senior loans were fair valued. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Short-term securities maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days. Investments initially valued in currencies other than U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the Net Asset Value (“NAV”) of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (“NYSE”) is closed and the NAV may change on days when an investor is not able to purchase or sell shares.

The prices used by the Fund to value securities may differ from the value that would be realized if the securities were sold and these differences could be material to the financial statements. The Fund’s NAV is normally determined daily as of the close of regular trading (normally, 4:00 p.m. Eastern time) on the NYSE on each day the NYSE is open for business.

(b) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Interest income is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Facility fees and other fees (such as origination fees) received by the Fund are amortized as income over the expected term of the senior loan. Commitment fees received by the Fund relating to unfunded purchase commitments are deferred and amortized to facility fee income over the period of the commitment.

(c) Federal Income Taxes

The Fund intends to distribute all of its taxable income and to comply with the other requirements of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required.

(d) Dividends and Distributions — Common Stock

The Fund declares dividends from net investment income monthly to common shareholders. Distributions of net realized capital gains, if any, are paid at least annually. The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment; temporary differences do not require reclassification. To the

10.31.08 | PIMCO Corporate Income Fund Annual Report  17

PIMCO Corporate Income Fund Notes to Financial Statements

October 31, 2008

1. Organization and Significant Accounting Policies (continued)

(d) Dividends and Distributions — Common Stock (continued)

extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions of paid-in-capital in excess of par.

(e) Foreign Currency Translation

The Fund’s accounting records are maintained in U.S. dollars as follows: (1) the foreign currency market value of investments and other assets and liabilities denominated in foreign currency are translated at the prevailing exchange rate at the end of the period; and (2) purchases and sales, income and expenses are translated at the prevailing exchange rate on the respective dates of such transactions. The resulting net foreign currency gain or loss is included in the Statements of Operations.

The Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments.

However, the Fund does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain or loss upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign currency gain or loss for both financial reporting and income tax reporting purposes.

(f) Forward Foreign Currency Contracts

A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. The Fund may enter into forward foreign currency contracts for the purpose of hedging against foreign currency risk arising from the investment or anticipated investment in securities denominated in foreign currencies. The Fund may also enter these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The market value of a forward foreign currency contract fluctuates with changes in forward currency exchange rates. All commitments are marked to market daily at the applicable exchange rates and any resulting unrealized appreciation or depreciation is recorded. Realized gains or losses are recorded at the time the forward contract matures or by delivery of the currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

(g) Futures Contracts

A futures contract is an agreement between two parties to buy and sell a financial instrument at a set price on a future date. Upon entering into such a contract, the Fund is required to pledge to the broker an amount of cash or securities equal to the minimum “initial margin” requirements of the relevant exchange. Pursuant to the contracts, the Fund agrees to receive from or pay to the broker an amount of cash or securities equal to the daily fluctuation in the value of the contracts. Such receipts or payments are known as “variation margin” and are recorded by the Fund as unrealized appreciation or depreciation. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contracts at the time they were opened and the value at the time they were closed. Any unrealized appreciation or depreciation recorded is simultaneously reversed. The use of futures transactions involves the risk of an imperfect correlation in the movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts.

(h) Option Transactions

The Fund may purchase and write (sell) put and call options on securities for hedging purposes, risk management purposes or as part of its investment strategies. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options is decreased by the premiums paid.

When an option is written, the premium received is recorded as an asset with an equal liability which is subsequently marked to market to reflect the current market value of the option written. These liabilities are reflected as options written in the Statement of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount

18  PIMCO Corporate Income Fund Annual Report | 10.31.08

PIMCO Corporate Income Fund Notes to Financial Statements

October 31, 2008

1. Organization and Significant Accounting Policies (continued)

(h) Option Transactions (continued)

paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchased transactions, as a realized loss. If a call option written by the Fund is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a put option written by the Fund is exercised, the premium reduces the cost basis of the security. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of a written option could result in the Fund purchasing a security at a price different from the current market value.

(i) Interest Rate/Credit Default Swaps

The Fund enters into interest rate and credit default swap contracts (“swaps”) for investment purposes, to manage its interest rate and credit risk or to add leverage. As a seller in the credit default swap contract, the Fund would be required to pay the notional amount or other agreed-upon value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the referenced debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. Such periodic payments are accrued daily and recorded as realized gain (loss).

The Fund may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held, in which case the Fund would function as the counterparty referenced in the preceding paragraph. As a purchaser of a credit default swap contract, the Fund would receive the notional amount or other agreed upon value of a referenced debt obligation from the counterparty in the event of default by a third party, such as a U.S. or foreign corporate issuer on the referenced debt obligation. In return, the Fund would make periodic payments to the counterparty over the term of the contract provided no event of default has occurred. Such periodic payments are accrued daily and recorded as realized gain (loss).

Interest rate swap agreements involve the exchange by the Fund with a counterparty of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Net periodic payments received (paid) by the Fund are included as part of realized gain (loss) and net periodic payments accrued, but not yet received (paid) are included in change in the unrealized appreciation/depreciation on the Statement of Operations.

Swaps are marked to market daily based upon quotations from brokers or market makers and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Fund’s Statement of Operations. For a credit default swap sold by the Fund, payment of the agreed upon amount made by the Fund in the event of default of the referenced debt obligation is recorded as the cost of the referenced debt obligation purchased/received. For a credit default swap purchased by the Fund, the agreed upon amount received by the Fund in the event of default of the referenced debt obligation is recorded as proceeds from sale/delivery of the referenced debt obligation and the resulting gain or loss realized on the referenced debt obligation is recorded as such by the Fund.

Entering into swaps involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in net interest rates.

(j) Senior Loans

The Fund purchases assignments of Senior Loans originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the “Agent”) for a lending syndicate of financial institutions (the “Lender”). When purchasing an assignment, the Fund succeeds all the rights and obligations under the loan agreement with the same rights and obligations as the assigning Lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning Lender.

(k) Credit-Linked Trust Certificates

Credit-linked trust certificates are investments in a limited purpose trust or other vehicle formed under state law which, in turn, invests in a basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to the high yield or another fixed income market.

10.31.08 | PIMCO Corporate Income Fund Annual Report  19

PIMCO Corporate Income Fund Notes to Financial Statements

October 31, 2008

1. Organization and Significant Accounting Policies (continued)

(k) Credit-Linked Trust Certificates (continued)

Similar to an investment in a bond, investments in credit-linked trust certificates represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the certificate. However, these payments are conditioned on the trust’s receipt of payments from, and the trust’s potential obligations to, the counterparties to the derivative instruments and other securities in which the trust invests.

(l) Repurchase Agreements

The Fund may enter into transactions with its custodian bank or securities brokerage firms whereby it purchases securities under agreements to resell at an agreed upon price and date (“repurchase agreements”). Such agreements are carried at the contract amount in the financial statements. Collateral pledged (the securities received), which consists primarily of U.S. government obligations and asset-backed securities, are held by the custodian bank until maturity of the repurchase agreement. Provisions of the repurchase agreements and the procedures adopted by the Fund require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

(m) Short Sales

Short sale transactions involve the Fund selling securities it does not own in anticipation of a decline in the market price of the securities. The Fund is obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

(n) Interest Expense

Interest expense relates to the Fund’s liability in connection with floating rate notes held by third parties in conjunction with Inverse Floater transactions. Interest expense is recorded as incurred.

(o) Custody Credits on Cash Balances

The Fund benefits from an expense offset arrangement with its custodian bank whereby uninvested cash balances earn credits which reduce monthly custodian and accounting agent expenses. Had these cash balances been invested in income producing securities, they would have generated income for the Fund.

2. Investment Manager/Sub-Adviser

The Fund has an Investment Management Agreement (the “Agreement”) with the Investment Manager. Subject to the supervision of the Fund’s Board of Trustees, the Investment Manager is responsible for managing, either directly or through others selected by it, the Fund’s investment activities, business affairs and administrative matters. Pursuant to the Agreement, the Investment Manager receives an annual fee, payable on a monthly basis, at the annual rate of 0.75% of the Fund’s average daily net assets, inclusive of net assets attributable to any preferred shares that may be outstanding. In order to reduce Fund expenses, the Investment Manager has contractually agreed to waive a portion of its investment management fee at the annual rate of 0.15% of average daily net assets, inclusive of net assets attributable to any preferred shares that may be outstanding, for the twelve months ended December 31, 2007. On January 1, 2008, the contractual fee waiver was reduced to 0.10% of average daily net assets, inclusive of net assets attributable to any preferred shares that may be outstanding through December 31, 2008, and for a declining amount thereafter through December 31, 2009.

The Investment Manager has retained its affiliate, Pacific Investment Management Company LLC, (the “Sub-Adviser”), to manager the Fund’s investments. Subject to the supervision of the Investment Manager, the Sub-Adviser is responsible for making all of the Fund’s investment decisions. The Investment Manager, not the Fund, pays a portion of the fees it receives to the Sub-Adviser in return for its services.

3. Investments in Securities

For the year ended October 31, 2008, purchases and sales of investments, other than short-term securities and U.S. government obligations, were $266,874,967 and $373,894,177, respectively. Purchases and sales in U.S. Government obligations were $572,171,987 and $575,972,946, respectively.

20  PIMCO Corporate Income Fund Annual Report | 10.31.08

PIMCO Corporate Income Fund Notes to Financial Statements

October 31, 2008

3. Investments in Securities (continued)

(a) Futures contracts outstanding at October 31, 2008:

Type		Contracts	Market Value (000)	Expiration Date	Unrealized Appreciation
Long:	Euribor Future	33	$10,158	6/15/09	$280,196
	Euribor Future	15	4,602	3/15/10	98,436
	Financial Future Euro – 90 day	750	182,597	9/14/09	1,893,750
	Financial Future Euro – 90 day	1,200	291,480	12/14/09	2,455,896
	Financial Future Euro – 90 day	1,000	242,650	3/15/10	1,491,540
	United Kingdom – 90 day	125	24,417	3/18/09	607,877
	United Kingdom – 90 day	150	29,333	6/17/09	726,250
	United Kingdom – 90 day	250	48,835	9/19/09	861,944
					$8,415,889

The Fund pledged cash collateral of $4,405,400 for futures contracts.

(b) Transactions in options written for the year ended at October 31, 2008:

	Contracts/Notional	Premiums
Options outstanding, October 31, 2007	154,100,700	$3,489,263
Options written	29,000,000	234,091
Options terminated in closing purchase transactions	(117,400,000)	(2,686,815)
Options exercised	(22,000,700)	(359,037)
Options expired	(21,000,000)	(132,891)
Options outstanding, October 31, 2008	22,700,000	$544,611

(c) Credit default swaps contracts outstanding at October 31, 2008:

Swap Counterparty/ Referenced Debt Issuer	Notional Amount Payable on Default (000)	Termination Date	Payments Received (Paid) By Fund	Unrealized Appreciation (Depreciation)
Bank of America:
Freeport-McMoRan	$3,000	6/20/12	0.90%	$(394,106)
LCDX 10 Index	7,000	6/20/13	3.25%	(601,255)

Barclays Bank:
Allied Waste	2,500	6/20/13	3.70%	247,763
Autozone	800	6/20/13	(0.875)%	12,761
Dow Jones CDX 1G-9 5 Year 3-7%	5,000	12/20/12	(7.05)%	1,523,608
Gazprom	4,500	7/20/12	0.63%	(1,374,789)
General Electric	8,800	12/20/12	0.63%	(1,374,450)
Sprint Nextel	2,300	6/20/09	7.15%	49,142

Bear Stearns:
Ford Motor Credit	4,000	6/20/10	5.60%	(880,249)

BNP Paribas:
Citigroup	9,600	12/20/12	0.67%	(429,515)
Royal Bank of Scotland	1,500	6/20/13	1.50%	30,891
Royal Bank of Scotland	1,500	6/20/13	2.65%	113,841

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PIMCO Corporate Income Fund Notes to Financial Statements

October 31, 2008

3. Investments in Securities (continued)

Swap Counterparty/ Referenced Debt Issuer	Notional Amount Payable on Default (000)	Termination Date	Payments Received (Paid) By Fund	Unrealized Appreciation (Depreciation)

Citigroup:
Bear Stearns	$4,100	9/20/12	0.48%	$(95,180)
Freeport-McMoRan	2,000	6/20/12	1.00%	(256,457)
GMAC	5,000	6/20/12	1.40%	(2,373,221)

Credit Suisse First Boston:
Chesapeake Energy	3,000	6/20/12	1.01%	(499,971)
Ford Motor Credit	4,200	9/20/09	3.79%	(681,697)
Gazprom	1,500	11/20/08	1.00%	(2,337)
Qwest Capital Funding	7,000	12/20/10	4.56%	(352,270)

Deutsche Bank:
AIG	3,400	12/20/12	0.90%	(1,692,739)
Chesapeake Energy	1,000	6/20/12	1.05%	(165,480)
Chesapeake Energy	1,600	3/20/14	1.32%	(335,624)
Dow Jones CDX IG-9 5 Year Index 3-7%	5,000	12/20/12	(7.05)%	1,523,608
Dow Jones CDX IG-9 5 Year Index 30-100%	8,751	12/20/12	0.68%	30,776
Dow Jones CDX IG-10 5 Year Index	29,573	6/20/13	(1.55)%	1,301,392
GMAC	10,500	9/20/09	1.50%	(2,807,318)

Goldman Sachs:
Bombardier	3,000	12/20/10	4.05%	26,331
Citigroup	2,000	12/20/12	0.77%	(81,840)
Citigroup	1,000	12/20/12	0.80%	(39,774)
Dow Jones CDX IG-9 5 Year Index 3-7%	10,000	12/20/12	(7.02)%	3,055,734
Dow Jones CDX IG-10 5 Year Index	3,709	6/20/13	(1.55)%	122,208
Echostar	2,500	6/20/09	0.54%	(35,680)

JPMorgan Chase:
Bear Stearns	1,800	9/20/12	0.67%	(29,120)
Gazprom	9,800	7/20/12	0.625%	(2,995,441)
Merrill Lynch & Co.:
Dow Jones CDX IG-9 5 Year Index 25-35%	17,500	12/20/12	3.215%	(2,956,767)
Dow Jones CDX	2,400	12/20/13	(1.50)%	—
El Paso	2,500	6/20/09	0.45%	(62,760)
Ford Motor	5,000	6/20/13	5.00%	(1,830,644)
Ford Motor	3,000	6/20/13	5.00%	(1,105,886)
Gazprom	5,000	7/20/12	0.63%	(1,527,544)
General Motors	3,000	6/20/13	5.00%	(1,250,542)
Lyondell Chemical	2,500	6/20/09	1.00%	(192,145)
Reliant Energy	2,000	12/20/10	2.80%	(224,423)
Vale Overseas	3,000	4/20/12	0.50%	(272,003)

22  PIMCO Corporate Income Fund Annual Report | 10.31.08

PIMCO Corporate Income Fund Notes to Financial Statements

October 31, 2008

3. Investments in Securities (continued)

Swap Counterparty/ Referenced Debt Issuer	Notional Amount Payable on Default (000)	Termination Date	Payments Received (Paid) By Fund	Unrealized Appreciation (Depreciation)

Morgan Stanley:
Chesapeake Energy	$2,500	6/20/09	0.45%	$(127,195)
Citigroup	2,700	12/20/12	0.80%	(107,389)
Dow Jones CDX IG-10 10 Year Index	135,371	6/20/18	(1.50)%	5,345,511
Dow Jones CDX IG-9 5 Year Index 30-100%	14,584	12/20/12	0.72%	74,672
Dynegy Holdings	2,500	6/20/09	1.05%	(67,291)
Ford Motor Credit	5,000	9/20/10	4.05%	(1,317,643)
General Motors	1,700	6/20/13	5.00%	(708,641)
LCDX 10 Index	5,600	6/20/13	3.25%	(481,004)
MetLife	4,000	3/20/13	2.05%	(379,854)
MGM	7,000	12/20/10	2.55%	(2,032,662)
Reliant Energy	2,500	6/20/09	1.05%	(121,135)
Reliant Energy	5,000	12/20/10	2.90%	(551,493)
Republic of Indonesia	2,600	3/20/09	0.46%	(44,257)
Ukraine	2,600	3/20/09	0.66%	(229,786)

Royal Bank of Scotland:
ARAMARK	2,500	6/20/12	2.32%	(248,319)
Autozone	3,200	6/20/13	(0.92)%	44,879
Freeport-McMoRan	1,500	6/20/09	0.32%	(35,399)
RadioShack Corp.	4,000	6/20/13	(1.455)%	149,752
Williams Cos.	2,500	6/20/09	0.30%	(29,695)

UBS:
LCDX	32,600	6/20/13	3.25%	(2,771,832)
				$(22,521,953)

10.31.08 | PIMCO Corporate Income Fund Annual Report 23

PIMCO Corporate Income Fund Notes to Financial Statements

October 31, 2008

3. Investments in Securities (continued)

(d) Interest rate swap agreements outstanding at October 31, 2008:

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments Made by Fund	Payments Received by Fund	Unrealized Appreciation (Depreciation )
Bank of America	€23,200	3/18/14	6-month EUR-LIBOR	4.00%	$(896)
Barclays Bank	$5,800	12/17/10	3-Month USD-LIBOR	4.00%	9,746
Barclays Bank	£16,500	3/18/14	6-Month GBP-LIBOR	5.00%	264,159
Barclays Bank	€2,300	9/17/18	5.00%	6-month EUR-LIBOR	(118,412)
Barclays Bank	$20,000	12/17/18	3-Month USD-LIBOR	5.00%	(710,598)
Barclays Bank	200,000	12/18/24	3-Month USD-LIBOR	5.30%	12,957,040
Barclays Bank	196,000	12/19/24	5.70%	3-Month USD-LIBOR	(17,934,526)
Barclays Bank	160,000	6/21/25	3-Month USD-LIBOR	5.70%	23,611,942
Citigroup	1,500	12/17/13	3-Month USD-LIBOR	4.00%	11,854
Credit Suisse First Boston	11,800	12/17/38	5.00%	3-Month USD-LIBOR	172,436
Deutsche Bank	11,600	12/17/10	3-Month USD-LIBOR	4.00%	27,960
Deutsche Bank	£10,000	3/18/14	6-Month GBP-LIBOR	5.00%	508,938
Goldman Sachs	€16,000	3/18/14	6-month EUR-LIBOR	4.00%	267,135
Goldman Sachs	£18,200	3/18/14	6-Month GBP-LIBOR	5.00%	337,464
Goldman Sachs	MXN 56,800	11/4/16	28-Day Mexico Interbank TIIE Banxico	8.17%	(404,917)
Goldman Sachs	£10,500	7/17/27	5.628%	6-Month GBP-LIBOR	(1,771,249)
HSBC Bank	10,200	12/15/35	4.00%	6-Month GBP-LIBOR	341,364
Merrill Lynch & Co.	$34,900	12/17/09	3-Month USD-LIBOR	4.00%	244,223
Merrill Lynch & Co.	925,800	6/17/10	3-Month USD-LIBOR	4.00%	15,161,688
Merrill Lynch & Co.	5,800	12/17/10	3-Month USD-LIBOR	4.00%	9,340
Merrill Lynch & Co.	160,000	6/19/25	5.70%	3-Month USD-LIBOR	(14,995,452)
Morgan Stanley	30,000	12/17/13	3-Month USD-LIBOR	4.00%	214,580
Morgan Stanley	23,300	12/17/18	3-Month USD-LIBOR	5.00%	671,519
Royal Bank of Canada	AUD 6,700	9/15/11	6-Month Australian Bank Bill	6.25%	47,380
Royal Bank of Scotland	$253,800	2/25/17	4.38%	3-Month USD-LIBOR	5,969,937
Royal Bank of Scotland	£10,500	7/17/27	6-Month GBP-LIBOR	4.75%	320,601
Royal Bank of Scotland	$33,200	12/17/38	5.00%	3-Month USD-LIBOR	194,520
UBS	AUD 12,100	9/15/10	3-Month Australian Bank Bill	6.00%	62,632
					$25,470,408

The Fund received $6,400,000 principal value in U.S. Treasury Bills and $21,750,000 in cash as collateral for derivative contracts.

AUD—Australian Dollar

EUR/€—Euro

GBP/£—Great British Pound

LIBOR—London Inter-Bank Offered Rate

MXN—Mexican Peso

TIIE—Inter-Bank Equilibrium Interest Rate

24 PIMCO Corporate Income Fund Annual Report | 10.31.08

PIMCO Corporate Income Fund Notes to Financial Statements

October 31, 2008

3. Investments in Securities (continued)

(e) Forward foreign currency contracts outstanding at October 31, 2008:

		U.S. $ Value on Origination Date	U.S. $ Value October 31, 2008	Unrealized Appreciation (Depreciation)
Purchased:	6,858,240 Brazilian Real settling 11/4/08	$3,107,494	$3,224,827	$117,333
	7,726,800 Brazilian Real settling 12/2/08	4,514,636	3,594,585	(920,051)
	8,451,960 Chinese Yuan Renminbi settling 12/9/08	1,236,557	1,228,015	(8,543)
	20,575,759 Chinese Yuan Renminbi settling 7/15/09	3,134,937	2,942,380	(192,556)
	3,533,000 British Pound settling 11/5/08	6,160,245	5,708,073	(452,172)
	3,226,815 Mexican Peso settling 11/19/08	304,173	253,347	(50,826)
	3,226,815 Mexican Peso settling 5/19/09	295,685	243,111	(52,574)
	6,172,990 Malaysian Ringgit settling 11/12/08	1,899,488	1,738,107	(161,381)
	72,480,000 Philippines Peso settling 11/12/08	1,582,852	1,481,175	(101,677)
	30,376,000 Philippines Peso settling 2/6/09	677,345	619,783	(57,563)
	3,326,700 Polish Zloty settling 11/19/08	1,412,149	1,196,661	(215,488)
	1,198,539 Polish Zloty settling 5/6/09	531,079	427,878	(103,201)
	61,898,108 Russian Ruble settling 11/19/08	2,409,001	2,243,898	(165,102)
	74,257,500 Russian Ruble settling 5/6/09	3,041,782	2,393,530	(648,252)
	1,356,827 Singapore Dollar settling 11/19/08	950,050	914,751	(35,299)
	644,784 Singapore Dollar settling 11/21/08	472,658	434,727	(37,931)
	888,741 Singapore Dollar settling 12/10/08	622,804	599,566	(23,238)

Sold:	320,000 Australian Dollar settling 11/6/08	217,530	211,078	6,452
	491,000 Australian Dollar settling 11/28/08	295,012	323,159	(28,147)
	6,858,240 Brazilian Real settling 11/4/08	2,820,000	3,224,827	(404,827)
	8,093,240 Brazilian Real settling 12/2/08	3,813,523	3,765,057	48,467
	1,363,000 Canadian Dollar settling 11/5/08	1,152,760	1,120,997	31,763
	28,673,150 Chinese Yuan Renminbi settling 7/15/09	4,070,000	4,100,326	(30,326)
	7,035,000 Euro settling 12/4/08	8,871,804	8,908,777	(36,974)
	7,244,000 British Pound settling 11/3/08	13,160,175	11,704,486	1,455,689
	7,244,000 British Pound settling 12/9/08	11,820,759	11,679,187	141,572
	3,226,815 Mexican Peso settling 11/19/08	302,760	253,347	49,413
	6,209,160 Malaysian Ringgit settling 11/12/08	1,770,000	1,748,291	21,709
	72,480,000 Philippines Peso settling 11/12/08	1,500,000	1,481,175	18,825
	32,280,000 Philippines Peso settling 2/6/09	669,709	658,631	11,078
	3,326,700 Polish Zloty settling 11/19/08	1,300,000	1,196,661	103,339
	1,160,200 Polish Zloty settling 5/6/09	409,675	414,191	(4,516)
	61,898,108 Russian Ruble settling 11/19/08	2,518,000	2,243,898	274,102
	73,096,458 Russian Ruble settling 5/6/09	2,502,832	2,356,106	146,725
	2,845,398 Singapore Dollar settling 11/21/08	1,940,000	1,918,429	21,571
				$(1,282,606)

4. Income Tax Information

For the year ended October 31, 2008, the tax character of dividends paid of $58,204,368 was comprised entirely of ordinary income.

At October 31, 2008, the Fund had no distributable earnings.

For the year ended October 31, 2008, permanent “book-tax” differences were primarily attributable to the differing treatment of swap payments, foreign currency transactions, consent fees and paydowns. These adjustments were to increase paid-in-capital in excess of par by $35,061, increase undistributed net investment income by $20,070,158 and increase accumulated net realized loss by $20,105,219.

10.31.08 | PIMCO Corporate Income Fund Annual Report 25

PIMCO Corporate Income Fund Notes to Financial Statements

October 31, 2008

4. Income Tax Information (continued)

Net investment income and net realized gains differ for financial statement and federal income tax purposes primarily due to the treatment of amounts received under swap agreements. For year ended October 31, 2008, the Fund received $14,403,050 from swap agreements, which are treated as net realized gain (loss) for financial statement purposes and as net income (loss) for federal income tax purposes.

At October 31, 2008, the Fund had a capital loss carryforward of $57,836,620, $1,571,848 of which will expire in 2015 and $56,264,772 of which will expire in 2016, available as a reduction, to the extent provided in the regulations, of any future net realized gains. To the extent that these losses are used to offset future realized capital gains, such gains will not be disbursed.

The cost basis of portfolio securities for federal income tax purposes is $785,513,602. Aggregate gross unrealized appreciation for securities in which there is an excess of value over tax cost is $2,854,792; aggregate gross unrealized depreciation for securities in which there is an excess of tax cost over value is $159,086,200; net unrealized depreciation for federal income tax purposes is $156,231,408. The difference between book and tax appreciation is primarily attributable to wash sales.

5. Auction Rate Preferred Shares

The Fund has issued 2,400 shares of Preferred Shares Series M, 2,400 shares of Preferred Shares Series T, 2,400 shares of Preferred Shares Series W, 2,400 shares of Preferred Shares Series TH and 2,400 shares of Preferred Shares Series F, each with a net asset and liquidation value of $25,000 per share plus accrued dividends.

Dividends are accumulated daily at an annual rate (typically re-set every seven days) through auction procedures.

Distributions of net realized capital gains, if any, are paid annually.

For the year ended October 31, 2008, the annualized dividend rates ranged from:

	High	Low	At October 31, 2008
Series M	5.81%	2.237%	2.402%
Series T	5.81%	1.952%	2.507%
Series W	5.96%	1.862%	1.862%
Series TH	5.86%	1.442%	1.442%
Series F	5.67%	1.577%	1.577%

The Fund is subject to certain limitations and restrictions while Preferred Shares are outstanding. Failure to comply with these limitations and restrictions could preclude the Fund from declaring any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of Preferred Shares at their liquidation value.

Preferred Shares, which are entitled to one vote per share, generally vote together with the common shareholders but vote separately as a class to elect two Trustees and on any matters affecting the rights of the preferred shares.

Since mid-February 2008, holders of auction-rate preferred shares (“ARPS”) issued by the Fund have been directly impacted by an unprecedented lack of liquidity, which has similarly affected ARPS holders in many of the nation’s closed-end funds. Since then, regularly scheduled auctions for ARPS issued by the Fund have consistently “failed” because of insufficient demand (bids to buy shares) to meet the supply (shares offered for sale) at each auction. In a failed auction, ARPS holders cannot sell all, and may not be able to sell any, of their shares tendered for sale. While repeated auction failures have affected the liquidity for ARPS, they do not constitute a default or alter the credit quality of the ARPS, and ARPS holders have continued to receive dividends at the defined “maximum rate,” the 7-day “AA” Composite Commercial Paper Rate multiplied by 150% (which is a function of short-term interest rates and typically higher than the rate that would have otherwise been set through a successful auction).

These developments with respect to ARPS have not affected the management or investment policies of the Fund, and the Fund’s outstanding common shares continue to trade on the NYSE. If the Fund’s ARPS auctions continue to fail and the “maximum rate” payable on the ARPS rises as a result of changes in short-term interest rates, returns for the Fund’s common shareholders could be adversely affected.

26 PIMCO Corporate Income Fund Annual Report | 10.31.08

PIMCO Corporate Income Fund Notes to Financial Statements

October 31, 2008

6. Subsequent Common Dividend Declarations

On November 3, 2008, a dividend of $0.10625 per share was declared to common shareholders payable December 1, 2008 to shareholders of record on November 13, 2008.

On December 5, 2008, a dividend of $0.10625 per share was declared to common shareholders payable December 31, 2008 to shareholders of record on December 15, 2008.

7. Legal Proceedings

In June and September 2004, the Investment Manager and certain of its affiliates (including PEA Capital LLC (“PEA”), Allianz Global Investors Distributors LLC and Allianz Global Investors of America L.P.), agreed to settle, without admitting or denying the allegations, claims brought by the Securities and Exchange Commission and the New Jersey Attorney General alleging violations of federal and state securities laws with respect to certain open-end funds for which the Investment Manager serves as investment adviser. The settlements related to an alleged “market timing” arrangement in certain open-end funds formerly sub-advised by PEA. The Investment Manager and its affiliates agreed to pay a total of $68 million to settle the claims. In addition to monetary payments, the settling parties agreed to undertake certain corporate governance, compliance and disclosure reforms related to market timing and consented to cease and desist orders and censures. Subsequent to these events, PEA deregistered as an investment adviser and dissolved. None of the settlements alleged that any inappropriate activity took place with respect to the Fund.

Since February 2004, the Investment Manager and certain of its affiliates and their employees have been named as defendants in a number of pending lawsuits concerning “market timing”, which allege the same or similar conduct underlying the regulatory settlements discussed above. The market timing lawsuits have been consolidated in a multi-district litigation proceeding in the U.S. District Court of Maryland. Any potential resolution of these matters may include, but not be limited to, judgments or settlements for damages against the Investment Manager or its affiliates or related injunctions.

The Investment Manager and the Sub-Adviser believe that these matters are not likely to have a material adverse effect on the Fund or on their ability to perform their respective investment advisory activities relating to the Fund.

The foregoing speaks only as of the date hereof.

8. Market and Credit Risk

On September 15, 2008, Lehman Brothers Holdings Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code. On September 19, 2008, a proceeding under the Securities Investor Protection Act (SIPA) was commenced with respect to Lehman Brothers Inc., a broker-dealer. A trustee appointed under SIPA is administering the bankruptcy estate of Lehman Brothers Inc. Lehman Brothers International (Europe) was placed in administration under the UK Insolvency Act on September 15, 2008. Lehman Brothers Special Financing Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code on October 3, 2008. In connection with these filings, the Lehman Brothers group of companies (collectively “Lehman Brothers”) will be reorganized and/or liquidated in an orderly fashion, subject to court approval. Each Lehman Brothers entity is a separate legal entity that is subject to its own bankruptcy proceeding.

Certain portfolios had select holdings, credit default swap agreements, foreign currency transactions, securities and derivatives transactions outstanding with Lehman Brothers entities as issuer, referenced entity, counterparty or guarantor at the time the relevant Lehman Brothers entity filed for protection or was placed in administration. The security holdings, credit default swap agreements, foreign currency transactions, securities and derivatives transactions associated with Lehman Brothers have been written down to their estimated recoverable values. Anticipated losses for securities and derivatives transactions associated with Lehman Brothers have been incorporated as components of other liabilities on the Statement of Assets and Liabilities and net change in unrealized appreciation (depreciation) on the Statement of Operations. A facilitated auction occurred on October 10, 2008 comprising multiple pre-approved brokerage agencies to determine the estimated recovery rate for holdings and credit default swap agreements with Lehman Brothers Holdings Inc. as referenced entity. These recovery rates have been utilized in determining estimated recovery values. Financial assets and liabilities may be offset and the net amount may be reported in the statement of assets and liabilities where there is a legally enforceable right to set off the recognized amounts and the provisions of Financial Accounting Standards Board (“FASB”) Interpretation No. 39, Offsetting of Amounts Related to Certain Contracts (“FIN 39”) have been met. As of October 31, 2008, a portion of the receivable for terminated swaps on the statement of assets and liabilities which was due from the early termination

10.31.08 | PIMCO Corporate Income Fund Annual Report 27

PIMCO Corporate Income Fund Notes to Financial Statements

October 31, 2008

8. Market and Credit Risk (continued)

of derivative contracts with Lehman Brothers was netted by cash collateral of $1,000,000 as a result of the application of FIN 39.

The Sub-Adviser has delivered notices of default to the relevant Lehman Brothers entities in accordance with the terms of the applicable agreements. For transactions with Lehman Brothers counterparties, the Sub-Adviser has terminated the trades, has obtained quotations from brokers for replacement trades and, where deemed appropriate, has re-opened positions with new counterparties.

Subsequent Event — Partial Redemption of Auction Rate Preferred Shares (“ARPS”)

On November 26, 2008, the Fund announced that it will redeem, at par, a portion of its ARPS, beginning December 15, 2008 and concluding on December 19, 2008.

The decision to redeem a portion of the Fund’s ARPS was made by the Fund’s Board of Trustees at the recommendation of the Fund’s Investment Manager and Sub-Adviser and is intended to increase asset coverage of the Fund’s ARPS.

The Fund will redeem, in total, $30,000,000 of its outstanding ARPS ($6,000,000 for each of the five series of ARPS outstanding) at the full liquidation preference of $25,000 per share plus accumulated but unpaid dividends, up to each series respective dates of redemption.

28 PIMCO Corporate Income Fund Annual Report | 10.31.08

PIMCO Corporate Income Fund Financial Highlights

For a share of common stock outstanding throughout each year:

	Year ended October 31,
	2008	2007		2006	2005	2004
Net asset value, beginning of year	$13.76	$14.76		$14.63	$15.58	$15.38
Investment Operations:
Net investment income	1.24	1.31		1.42	1.30	1.33
Net realized and unrealized gain (loss) on investments, futures contracts, options written, swaps, unfunded loan commitments and foreign currency transactions	(4.94)	(0.51)		0.43	(0.46)	0.73
Total from investment operations	(3.70)	0.80		1.85	0.84	2.06
Dividends and Distributions on Preferred Shares from:
Net investment income	(0.31)	(0.43)		(0.38)	(0.23)	(0.10)
Net realized gains	—	—		—	(0.01)	(0.01)
Total dividends and distributions on preferred shares	(0.31)	(0.43)		(0.38)	(0.24)	(0.11)
Net increase (decrease) in net assets applicable to common shareholders resulting from investment operations	(4.01)	0.37		1.47	0.60	1.95
Dividends and Distributions to Common Shareholders from:
Net investment income	(1.28)	(1.28)		(1.34)	(1.28)	(1.41)
Net realized gains	—	(0.09)		—	(0.27)	(0.34)
Total dividends and distributions to common shareholders	(1.28)	(1.37)		(1.34)	(1.55)	(1.75)
Net asset value, end of year	$8.47	$13.76		$14.76	$14.63	$15.58
Market price, end of year	$10.00	$14.25		$15.68	$14.92	$15.46
Total Investment Return (1)	(22.55)%	(0.26)%		15.08%	6.92%	12.32%
RATIOS/SUPPLEMENTAL DATA:
Net assets applicable to common shareholders, end of year (000)	$311,489	$502,714		$535,104	$525,728	$556,515
Ratio of expenses to average net assets including interest expense (2)(3)(5)	1.50%	1.30	%(4)	1.16%	1.12%	1.12%
Ratio of expenses to average net assets, excluding interest expense (2)(3)(5)	1.39%	1.21%		1.13%	1.12%	1.12%
Ratio of net investment income to average net assets (2)(5)	10.09%	9.11%		9.83%	8.54%	8.95%
Preferred shares asset coverage per share	$50,953	$66,871		$69,566	$68,791	$71,365
Portfolio turnover	118%	46%		30%	108%	74%

(1)

Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges.

(2)	Calculated on the basis of income and expenses applicable to both common and preferred shares relative to the average net assets of common shareholders.
(3)	Inclusive of expenses offset by custody credits earned on cash balances at the custodian bank. (See note 1(o) in Notes to Financial Statements).
(4)	Interest expense relates to the liability for floating rate notes issued in connection with inverse floater transactions.
(5)

During the fiscal periods indicated above, the Investment Manager waived a portion of its investment management fee. The effect of such waiver had relative to the average net assets of common shareholders was 0.18%, 0.25%, 0.32%, 0.31%, and 0.31% for the years ended October 31, 2008, October 31, 2007, October 31, 2006, October 31, 2005 and October 31, 2004, respectively.

10.31.08 | PIMCO Corporate Income Fund Annual Report 29

PIMCO Corporate Income Fund Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
PIMCO Corporate Income Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets applicable to common shareholders and the financial highlights present fairly, in all material respects, the financial position of PIMCO Corporate Income Fund (the “Fund”) at October 31, 2008, the results of its operations for the year then ended, the changes in its net assets applicable to common shareholders for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2008 by correspondence with the custodian, brokers and agent banks, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
December 24, 2008

30 PIMCO Corporate Income Fund Annual Report | 10.31.08

PIMCO Corporate Income Fund Annual Shareholder Meeting Results/Appointment of New Trustee (unaudited)

Annual Shareholder Meeting Results:

The Fund held its annual meeting of shareholders on April 2, 2008. Shareholders voted to re-elect John C. Maney and R. Peter Sullivan III as Trustees as indicated below:

	Affirmative	Withheld Authority
Re-election of John C. Maney — Class III to serve until 2011	33,036,344	389,994
Re-election of R. Peter Sullivan III — Class III to serve until 2011	33,027,849	398,489

Paul Belica, Robert Connor*, Hans W. Kertess*, William B. Ogden IV continue to serve as Trustees of the Fund. Mr. John J. Dalessandro II served as a Class II Trustee of the Fund until his death on September 14, 2008.

*  Preferred Shares Trustee

Appointment of New Trustee:

In May 2008, the Fund’s Board of Trustees appointed Diana L. Taylor as a Class II Trustee.

10.31.08 | PIMCO Corporate Income Fund Annual Report 31

PIMCO Corporate Income Fund Matters Relating to the Trustees’ Consideration of the Investment Management and Portfolio Management Agreements (unaudited)

The Investment Company Act of 1940 requires that both the full Board of Trustees (the “Trustees”) and a majority of the non-interested (“Independent”) Trustees, voting separately, approve the Fund’s Management Agreement (the “Advisory Agreement”) with the Investment Manager and Portfolio Management Agreement (the “Sub-Advisory Agreement”, and together with the Advisory Agreement, the “Agreements”) between the Investment Manager and the Sub-Adviser. The Trustees met on June 10 - 11, 2008 (the “contract review meeting”) for the specific purpose of considering whether to approve the Advisory Agreement and the Sub-Advisory Agreement. The Independent Trustees were assisted in their evaluation of the Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from Fund management during the contract review meeting.

Based on their evaluation of factors that they deemed to be material, including those factors described below, the Board of Trustees, including a majority of the Independent Trustees, concluded that the continuation of the Fund’s Advisory Agreement and the Sub-Advisory Agreement should be approved for a one-year period commencing July 1, 2008.

In connection with their deliberations regarding the continuation of the Agreements, the Trustees, including the Independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. As described below, the Trustees considered the nature, quality, and extent of the various investment management, administrative and other services performed by the Investment Manager or the Sub-Adviser under the applicable Agreement.

In connection with their contract review meeting, the Trustees received and relied upon materials provided by the Investment Manager which included, among other items: (i) information provided by Lipper Inc. (“Lipper”) on the total return investment performance (based on net assets) of the Funds for various time periods and the investment performance of a group of funds with substantially similar investment classifications/objectives as the Funds identified by Lipper and the performance of applicable benchmark indices, (ii) information provided by Lipper. on the Fund’s management fees and other expenses and the management fees and other expenses of comparable funds identified by Lipper, (iii) information regarding the investment performance and management fees of comparable portfolios of other clients of the Sub-Adviser, including institutional separate accounts and other clients, (iv) the profitability to the Investment Manager and the Sub-Adviser from their relationship with the Fund for the twelve months ended March 31, 2008, (v) descriptions of various functions performed by the Investment Manager and the Sub-Adviser for the Fund, such as portfolio management, compliance monitoring and portfolio trading practices, and (vi) information regarding the overall organization of the Investment Manager and the Sub-Adviser, including information regarding senior management, portfolio managers and other personnel providing investment management, administrative and other services to the Fund.

The Trustees’ conclusions as to the continuation of the Agreements were based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors.

As part of their review, the Trustees examined the Investment Manager’s and the Sub-Adviser’s abilities to provide high quality investment management and other services to the Fund. The Trustees considered the investment philosophy and research and decision-making processes of the Sub-Adviser; the experience of key advisory personnel of the Sub-Adviser responsible for portfolio management of the Fund; the ability of the Investment Manager and the Sub-Adviser to attract and retain capable personnel; the capability and integrity of the senior management and staff of the Investment Manager and the Sub-Adviser; and the level of skill required to manage the Fund. In addition, the Trustees reviewed the quality of the Investment Manager’s and the Sub-Adviser’s services with respect to regulatory compliance and compliance with the investment policies of the Fund; the nature and quality of certain administrative services the Investment Manager is responsible for providing to the Fund; and conditions that might affect the Investment Manager’s or the Sub-Adviser’s ability to provide high quality services to the Fund in the future under the Agreements, including each organization’s respective business reputation, financial condition and operational stability. Based on the foregoing, the Trustees concluded that the Sub-Adviser’s investment process, research capabilities and philosophy were well suited to the Fund given their investment objectives and policies, and that the Investment Manager and the Sub-Adviser would be able to continue to meet any reasonably foreseeable obligations under the Agreements.

32 PIMCO Corporate Income Fund Annual Report | 10.31.08

PIMCO Corporate Income Fund Matters Relating to the Trustees’ Consideration of the Investment Management and Portfolio Management Agreements (unaudited)

Based on information provided by Lipper, the Trustees also reviewed the Fund’s total return investment performance as well as the performance of comparable funds identified by Lipper In the course of their deliberations, the Trustees took into account information provided by the Investment Manager in connection with the contract review meeting, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance.

In assessing the reasonableness of the Fund’s fees under the Agreements, the Trustees considered, among other information, the Fund’s management fee and the total expense ratio as a percentage of average net assets attributable to common shares and the management fee and total expense ratios of comparable funds identified by Lipper.

The Trustees specifically took note of how the Fund compared to its Lipper peers as to performance, management fee expenses and total expenses. The Trustees noted that the Investment Manager had provided a memorandum containing comparative information on the performance and expenses information of the Funds compared to the their Lipper peer categories. The Trustees noted that while the Funds are not charged a separate administration fee, it was not clear whether the peer funds in the Lipper categories were charged such a fee by their investment managers.

The Trustees noted that the Fund outperformed its peer group’s low returns but had underperformed its peer group’s median and high returns for the one-year, three-year and five-year periods ended March 31, 2008. The Trustees also noted that the Fund’s expense ratio (after taking into account waivers) was ranked as the second lowest expense ratio among its peer group of four.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreements, that they were satisfied with the Investment Manager’s and the Sub-Adviser’s responses and efforts relating to investment performance and the comparative positioning of the Fund with respect to the management fee paid to the Investment Manager.

The Trustees also considered the management fees charged by the Sub-Adviser to other clients, including institutional separate accounts with investment strategies similar to those of the Fund. Regarding the institutional separate accounts, they noted that the management fees paid by the Fund was generally higher than the fees paid by these other clients of the Sub-Adviser, but were advised that the administrative burden for the Investment Manager and the Sub-Adviser with respect to the Fund is also relatively higher, due in part to the more extensive regulatory regime to which the Fund was subject in comparison to institutional separate accounts. The Trustees noted that the management fees paid by the Fund was generally higher than the fees paid by the open-end funds offered for comparison but were advised that there are additional portfolio management challenges in managing the Fund, such as the use of leverage and meeting a regular dividend.

The Trustees also took into account that the Fund have preferred shares outstanding, which increases the amount of fees received by the Investment Manager and the Sub-Adviser under the Agreements (because the fees are calculated based on either the Fund’s net assets or total managed assets, including assets attributable to preferred shares and other forms of leverage outstanding but not deducting any liabilities connected to the leverage). In this regard, the Trustees took into account that the Investment Manager and the Sub-Adviser have a financial incentive for the Fund to continue to have preferred shares outstanding, which may create a conflict of interest between the Investment Manager and the Sub-Adviser, on the one hand, and the Fund’s common shareholders, on the other. In this regard, the Trustees considered information provided by the Investment Manager and the Sub-Adviser indicating that the Fund’s use of leverage through preferred shares continues to be appropriate and in the interests of the respective Fund’s common shareholders.

Based on a profitability analysis provided by the Investment Manager, the Trustees also considered the profitability of the Investment Manager and the Sub-Adviser from its relationship with the Fund and determined that such profitability was not excessive.

The Trustees also took into account that, as closed-end investment companies, the Fund did not currently intend to raise additional assets, so the assets of the Fund would grow (if at all) only through the investment performance of the Fund. Therefore, the Trustees did not consider potential economies of scale as a principal factor in assessing the fee rates payable under the Agreements.

10.31.08 | PIMCO Corporate Income Fund Annual Report 33

PIMCO Corporate Income Fund Matters Relating to the Trustees’ Consideration of the Investment Management and Portfolio Management Agreements (unaudited)

Additionally, the Trustees considered so-called “fall-out benefits” to the Investment Manager and the Sub-Adviser, such as reputational value derived from serving as Investment Manager and Sub-Adviser to the Fund.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the Agreements, that the fees payable under the Agreements represent reasonable compensation in light of the nature and quality of the services being provided by the Investment Manager and Sub-Adviser to the Fund.

34 PIMCO Corporate Income Fund Annual Report | 10.31.08

PIMCO Corporate Income Fund Privacy Policy/Proxy Voting Policies & Procedures (unaudited)

Privacy Policy:

Our Commitment to You

We consider customer privacy to be a fundamental aspect of our relationship with clients. We are committed to maintaining the confidentiality, integrity, and security of our current, prospective and former clients’ personal information. We have developed policies designed to protect this confidentiality, while allowing client needs to be served.

Obtaining Personal Information

In the course of providing you with products and services, we and certain service providers to the Funds, such as the Fund’s investment adviser, may obtain non-public personal information about you. This information may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from your transactions, from your brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on our internet web sites.

Respecting Your Privacy

As a matter of policy, we do not disclose any personal or account information provided by you or gathered by us to non-affiliated third parties, except as required or permitted by law or as necessary for third parties to perform their agreements with respect to the Fund. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on client satisfaction, and gathering shareholder proxies. We may also retain non-affiliated companies to market our products and enter in joint marketing agreements with other companies. These companies may have access to your personal and account information, but are permitted to use the information solely to provide the specific service or as otherwise permitted by law. In most cases you will be clients of the third party, but we may also provide your personal and account information to your brokerage or financial advisory firm and/or to your financial adviser or consultant.

Sharing Information with Third Parties

We do reserve the right to disclose or report personal information to non-affiliated third parties in limited circumstances where we believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect our rights or property, or upon reasonable request by any mutual fund in which you have chosen to invest. In addition, the fund may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent or upon the request of the shareholder.

Sharing Information with Affiliates

We may share client information with our affiliates in connection with servicing your account or to provide you with information about products and services that we believe may be of interest to you. The information we share may include, for example, your participation in our mutual funds or other investment programs sponsored by us or our affiliates, your ownership of certain types of accounts (such as IRAs), or other data about your accounts. Our affiliates, in turn, are not permitted to share your information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

Proxy Voting Policies & Procedures:

A description of the policies and procedures that the Fund has adopted to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30 is available (i) without charge, upon request, by calling the Fund’s shareholder servicing agent at (800) 331-1710; (ii) on the Fund’s website at www.allianzinvestors.com/closedendfunds; and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

10.31.08 | PIMCO Corporate Income Fund Annual Report 35

PIMCO Corporate Income Fund Dividend Reinvestment Plan (unaudited)

Pursuant to the Fund’s Dividend Reinvestment Plan (the “Plan”), all Common Shareholders whose shares are registered in their own names will have all dividends, including any capital gain dividends, reinvested automatically in additional Common Shares by PNC Global Investment Servicing, as agent for the Common Shareholders (the “Plan Agent”), unless the shareholder elects to receive cash. An election to receive cash may be revoked or reinstated at the option of the shareholder. In the case of record shareholders such as banks, brokers or other nominees that hold Common Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the Plan. Shareholders whose shares are held in the name of a bank, broker or nominee should contact the bank, broker or nominee for details. All distributions to investors who elect not to participate in the Plan (or whose broker or nominee elects not to participate on the investor’s behalf), will be paid cash by check mailed, in the case of direct shareholder, to the record holder by PNC Global Investment Servicing, as the Fund’s dividend disbursement agent.

Unless you elect (or your broker or nominee elects) not to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

(1)

If on the payment date the net asset value of the Common Shares is equal to or less than the market price per Common Share plus estimated brokerage commissions that would be incurred upon the purchase of Common Shares on the open market, the Fund will issue new shares at the greater of (i) the net asset value per Common Share on the payment date or (ii) 95% of the market price per Common Share on the payment date; or

(2)

If on the payment date the net asset value of the Common Shares is greater than the market price per Common Share plus estimated brokerage commissions that would be incurred upon the purchase of Common Shares on the open market, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price on the payment date, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market on or shortly after the payment date, but in no event later than the ex-dividend date for the next distribution. Interest will not be paid on any uninvested cash payments.

You may withdraw from the Plan at any time by giving notice to the Plan Agent. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. The Plan Agent will also furnish each person who buys Common Shares with written instructions detailing the procedures for electing not to participate in the Plan and to instead receive distributions in cash. Common Shares in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions.

The Fund and the Plan Agent reserve the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from the Fund’s shareholder servicing agent, PNC Global Investment Servicing., P.O. Box 43027, Providence, RI 02940-3027, telephone number (800) 331-1710.

36 PIMCO Corporate Income Fund Annual Report | 10.31.08

PIMCO Corporate Income Fund Board of Trustees (unaudited)

Name, Date of Birth, Position(s) Held with Fund,
Length of Service, Other Trusteeships/Directorships
Held by Trustee; Number of Portfolios in Fund
Complex/Outside Fund Complexes Currently
Overseen by Trustee

Principal Occupation(s) During Past 5 Years:
The address of each trustee is 1345 Avenue of the Americas, New York, NY 10105.

Hans W. Kertess
Date of Birth: 7/12/39
Chairman of the Board of Trustees since: 2007
Trustee since: 2003
Term of office: Expected to stand for re-election
    at 2010 annual meeting of shareholders.
Trustee/Director of 35 funds in Fund Complex;
Trustee/Director of no funds outside of Fund Complex

President, H. Kertess & Co., a financial advisory company. Formerly, Managing Director, Royal Bank of Canada Capital Markets.

Paul Belica
Date of Birth: 9/27/21
Trustee since: 2003
Term of office: Expected to stand for re-election
    at 2011 annual meeting of shareholders.
Trustee/Director of 35 funds in Fund Complex
Trustee/Director of no funds outside of Fund Complex

Retired. Formerly Director, Student Loan Finance Corp., Education Loans, Inc., Goal Funding, Inc., Goal Funding II, Inc. and Surety Loan Fund, Inc.; formerly, Manager of Stratigos Fund LLC, Whistler Fund LLC, Xanthus Fund LLC & Wyns-stone Fund LLC.

Robert E. Connor
Date of Birth: 9/17/34
Trustee since: 2003
Term of office: Expected to stand for re-election
    at 2010 annual meeting of shareholders.
Trustee/Director of 35 funds in Fund Complex
Trustee/Director of no funds outside of Fund Complex

Retired. Formerly, Senior Vice President, Corporate Office, Smith Barney Inc.

William B. Ogden, IV
Date of Birth: 1/11/45
Trustee since: 2006
Term of office: Expected to stand for re-election
    at 2010 annual meeting of shareholders.
Trustee/Director of 35 funds in Fund Complex;
Trustee/Director of no funds outside of Fund Complex

Asset Management Industry Consultant; Formerly, Managing Director, Investment Banking Division of Citigroup Global Markets Inc.

R. Peter Sullivan III
Date of Birth: 9/4/41
Trustee since: 2004
Term of office: Expected to stand for re-election
    at 2009 annual meeting of shareholders.
Trustee/Director of 35 funds in Fund Complex
Trustee/Director of no funds outside of Fund Complex

Retired. Formerly, Managing Partner, Bear Wagner Specialists LLC, specialist firm on the New York Stock Exchange.

10.31.08 | PIMCO Corporate Income Fund Annual Report 37

PIMCO Corporate Income Fund Board of Trustees (unaudited) (continued)

Name, Date of Birth, Position(s) Held with Fund,
Length of Service, Other Trusteeships/Directorships
Held by Trustee; Number of Portfolios in Fund
Complex/Outside Fund Complexes Currently
Overseen by Trustee

Principal Occupation(s) During Past 5 Years:

Diana L. Taylor
Date of Birth: 2/16/55
Trustee since 2008
Term of office: Expected to stand for re-election
    at 2009 annual meeting of shareholders.
Trustee/Director of 31 funds in Fund Complex
Trustee/Director of Brookfield Properties
    Corporation and Sotheby’s

Managing Director, Wolfensohn & Co., 2007-present; Superintendent of Banks, State of New York, 2003-2007.

John C. Maney†
Date of Birth: 8/3/59
Trustee since 2006
Term of office: Expected to stand for re-election
    at 2009 annual meeting of shareholders.
Trustee/Director of 77 funds in Fund Complex
Trustee/Director of no funds outside the Fund Complex

Management Board of Allianz Global Investors Fund Management LLC; Management Board and Managing Director of Allianz Global Investors of America L.P. since January 2005 and also Chief Operating Officer of Allianz Global Investors of America L.P. since November 2006; Formerly, Executive Vice President and Chief Financial Officer of Apria Healthcare Group, Inc. (1998-2001).

†

Mr. Maney is an “interested person” of the Fund due to his affiliation with Allianz Global Investors of America L.P. In addition to Mr. Maney’s positions set forth in the table above, he holds the following positions with affiliated persons: Managing Director, Chief Operating Officer and Chief Financial Officer, Allianz Global Investors of America L.P. and Allianz Global Investors of America Holdings Inc.; Chief Financial Officer of Allianz Global Investors Managed Accounts LLC and Allianz Global Investors NY Holdings LLC; Managing Director and Chief Financial Officer of Allianz Hedge Fund Partners Holding L.P. and Allianz-Pac Life Partner LLC; Chief Financial Officer of Allianz Global Investors Advertising Agency Inc.; Managing Director and Chief Financial Officer of Allianz Global Investors U.S. Retail LLC and Allianz Hedge Fund Partners Holding L.P.; Chief Financial Officer of Allianz Hedge Fund Partners L.P.; Chief Financial Officer of Allianz Hedge Fund Partners Inc., Alpha Vision LLC, Alpha Vision Capital Management LLC, NFJ Investment Group L.P., NFJ Management Inc., Nicholas-Applegate Capital Management LLC, Nicholas-Applegate Holdings LLC, Nicholas-Applegate Securities LLC, OpCap Advisors LLC, Oppenheimer Capital LLC, Pacific Investment Management Company LLC, PIMCO Australia Pty Ltd, PIMCO Canada Holding LLC, PIMCO Canada Management Inc., PIMCO Canada Corp., PIMCO Europe Limited, PIMCO Global Advisors LLC, PIMCO Global Advisors (Resources) Limited and StocksPLUS Management, Inc.; and Executive Vice President and Chief Financial Officer of PIMCO Japan Ltd.

Further information about certain of the Fund’s Trustees is available in the Fund’s Statements of Additional Information, dated February 14, 2002, which can be obtained upon request, without charge, by calling the Fund’s shareholder servicing agent at (800) 331-1710.

38 PIMCO Corporate Income Fund Annual Report | 10.31.08

PIMCO Corporate Income Fund Fund Officers (unaudited)

Name, Date of Birth, Position(s) Held with Fund.	Principal Occupation(s) During Past 5 Years:
Brian S. Shlissel Date of Birth: 11/14/64 President & Chief Executive Officer since: 2003

Executive Vice President, Director of Fund Administration, Allianz Global Investors Fund Management LLC; Director of 6 funds in the Fund Complex; President and Chief Executive Officer of 35 funds in the Fund Complex; treasurer; Principal Financial and Accounting Officer of 41 funds in the Fund Complex and The Korea Fund, Inc.

Lawrence G. Altadonna Date of Birth: 3/10/66 Treasurer, Principal/Financial and Accounting Officer since: 2003

Senior Vice President, Allianz Global Investors Fund Management LLC; Treasurer, Principal Financial and Accounting officer of 35 funds in the Fund Complex; Assistant Treasurer of 41 funds in the Fund Complex and The Korea Fund, Inc.

Thomas J. Fuccillo Date of Birth: 3/22/68 Vice President, Secretary & Chief Legal Officer since: 2004

Executive Vice President, Senior Counsel, Allianz Global Investors of America L.P.; Executive Vice President and Chief Legal Officer, Allianz Global Investors Fund Management LLC and Allianz Global Investors Solutions LLC; Vice President, Secretary and Chief Legal Officer of 76 funds in the Fund Complex; Secretary and Chief Legal Officer of the Korea Fund, Inc.; Formerly, Vice President and Associate General Counsel, Neuberger Berman, LLC (1991-2004).

Scott Whisten Date of Birth: 3/13/71 Assistant Treasurer since: 2007	Vice President, Allianz Global Investors Fund Management LLC; Assistant Treasurer of 76 funds in the Fund Complex. Formerly, Accounting Manager, Prudential Investments (2002-2005).

Richard J. Cochran Date of Birth: 1/23/61 Assistant Treasurer since: 2008

Vice President, Allianz Global Investors Fund Management LLC, Assistant Treasurer of 76 Funds in the Funds Complex. Formerly, Tax Manager, Teacher Insurance Annuity Association/College Retirement Equity Fund (2002-2008).

Youse E. Guia Date of Birth: 9/3/72 Chief Compliance Officer since: 2004

Senior Vice President, Group Compliance Manager, Allianz Global Investors of America L.P., Chief Compliance Officer of 76 funds in the Fund Complex and The Korea Fund, Inc. Formerly, Vice President, Group Compliance Manager, Allianz Global Investors of America L.P. (2002-2004).

William V. Healey Date of Birth: 7/28/53 Assistant Secretary since: 2006

Executive Vice President and Chief Legal Officer, Allianz Global Investors of America L.P., Executive Vice President, Chief Legal Officer and Secretary, Allianz Global Investors Fund Management LLC, Allianz Global Investors Distributors LLC, Allianz Global Investors Advertising Agency Inc., Allianz Global Investors Managed Accounts LLC, Allianz Global Investors U.S. Retail LLC and OpCap Advisors LLC. Assistant Secretary of 76 funds in the Fund Complex; formerly, Chief Legal Officer, Vice President and Associate General Counsel of The Prudential Insurance Company of America (1998-2005).

Richard H. Kirk Date of Birth: 4/6/61 Assistant Secretary since: 2006

Senior Vice President, Allianz Global Investors of America L.P. (since 2004). Senior Vice President, Associate General Counsel, Allianz Global Investors Distributors LLC. Assistant Secretary of 76 funds in the Fund Complex; formerly, Vice President, Counsel, The Prudential Insurance Company of America/American Skandia (2002-2004).

Kathleen A. Chapman Date of Birth: 11/11/54 Assistant Secretary since: 2006

Assistant Secretary of 76 funds in the Fund Complex; Manager IIG Advisory Law, Morgan Stanley (2004-2005); The Prudential Insurance Company of America and Assistant Corporate Secretary of affiliated American Skandia companies (1996-2004).

Lagan Srivastava Date of Birth: 9/20/77 Assistant Secretary since: 2006	Assistant Secretary of 76 funds in the Fund Complex and The Korea Fund, Inc. formerly Research Assistant, Dechert LLP (2004-2005); Research Assistant, Swidler Berlin Shereff Friedman LLP (2002-2004).

Officers hold office at the pleasure of the Board and until their successors are appointed and qualified or until their earlier resignation or removal.

10.31.08 | PIMCO Corporate Income Fund Annual Report 39

Trustees and Fund Officers

Hans W. Kertess	Brian S. Shlissel
Trustee, Chairman of the Board of Trustees	President & Chief Executive Officer
Paul Belica	Lawrence G. Altadonna
Trustee	Treasurer, Principal Financial & Accounting Officer
Robert E. Connor	Thomas J. Fuccillo
Trustee	Vice President, Secretary & Chief Legal Officer
John C. Maney	Scott Whisten
Trustee	Assistant Treasurer
William B. Ogden, IV	Richard J. Cochran
Trustee	Assistant Treasurer
R. Peter Sullivan III	Youse E. Guia
Trustee	Chief Compliance Officer
Diana L. Taylor	William V. Healey
Trustee	Assistant Secretary
Richard H. Kirk
Assistant Secretary
Kathleen A. Chapman
Assistant Secretary
Lagan Srivastava
Assistant Secretary

Investment Manager

Allianz Global Investors Fund Management LLC
1345 Avenue of the Americas
New York, NY 10105

Sub-Adviser

Pacific Investment Management Company LLC
840 Newport Center Drive
Newport Beach, CA 92660

Custodian & Accounting Agent

State Street Bank & Trust Co.
801 Pennsylvania
Kansas City, MO 64105-1307

Transfer Agent, Dividend Paying Agent and Registrar

PNC Global Investment Servicing
P.O. Box 43027
Providence, RI 02940-3027

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
300 Madison Avenue
New York, NY 10017

Legal Counsel

Ropes & Gray LLP
One International Place
Boston, MA 02210-2624

This report, including the financial information herein, is transmitted to the shareholders of PIMCO Corporate Income Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of its fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The information on Form N-Q is also available on the Fund’s website at www.allianzinvestors.com/closedendfunds.

On April 15, 2008, the Fund submitted a CEO annual certification to the New York Stock Exchange (“NYSE”) on which the Fund’s principal executive officer certified that he was not aware, as of the date, of any violation by the Fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive and principal financial officer made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q relating to, among other things, the Fund’s disclosure controls and procedures and internal control over financial reporting, as applicable.

Information on the Fund is available at www.allianzinvestors.com/closedendfunds or by calling the Fund’s shareholder servicing agent at (800) 331-1710.

ITEM 2. CODE OF ETHICS

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies — Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-331-1710. The code of ethics are included as an Exhibit 99.CODE ETH hereto.

(b)	During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)	During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The registrant’s Board has determined that Mr. Paul Belica, a member of the Board’s Audit Oversight Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

a)

Audit fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $63,000 in 2007 and $69,000 in 2008.

b)

Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the principal accountant that are reasonably related to the performance of the audit registrant’s financial statements and are not reported under paragraph (e) of this Item were $16,000 in 2007 and $16,000 in 2008. These services consist of accounting consultations, agreed upon procedure reports (inclusive of annual review of basic maintenance testing associated with the Preferred Shares), attestation reports and comfort letters.

c)

Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax service and tax planning (“Tax Services”) were $13,500 in 2007 and $14,175 in 2008. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns and calculation of excise tax distributions.

d)	All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor to the Registrant.

e)

1. Audit Committee Pre-Approval Policies and Procedures. The Registrant’s Audit Committee has established policies and procedures for pre-approval of all audit and permissible non-audit services by the Auditor for the Registrant, as well as the Auditor’s engagements related directly to the operations and financial reporting of the Registrant. The Registrant’s policy is stated below.

PIMCO Corporate Income Fund (the “Fund”)

AUDIT OVERSIGHT COMMITTEE POLICY FOR PRE-APPROVAL OF SERVICES PROVIDED BY THE INDEPENDENT ACCOUNTANTS

The Fund’s Audit Oversight Committee (“Committee”) is charged with the oversight of the Fund’s financial reporting policies and practices and their internal controls. As part of this responsibility, the Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement by the independent accountants, the Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

    a review of the nature of the professional services expected to provided,

    the fees to be charged in connection with the services expected to be provided,

    a review of the safeguards put into place by the accounting firm to safeguard independence, and periodic meetings with the accounting firm.

POLICY FOR AUDIT AND NON-AUDIT SERVICES TO BE PROVIDED TO THE FUND

On an annual basis, the Fund’s Committee will review and pre-approve the scope of the audit of the Fund and proposed audit fees and permitted non-audit (including audit-related) services that may be performed by the Fund’s independent accountants. At least annually, the Committee will receive a report of all audit and non-audit services that were rendered in the previous calendar year pursuant to this Policy. In addition to the Committee’s pre-approval of services pursuant to this Policy, the engagement of the independent accounting firm for any permitted non-audit service provided to the Fund will also require the separate written pre-approval of the President of the Fund, who will confirm, independently, that the accounting firm’s engagement will not adversely affect the firm’s independence. All non-audit services performed by the independent accounting firm will be disclosed, as required, in filings with the Securities and Exchange Commission.

AUDIT SERVICES

The categories of audit services and related fees to be reviewed and pre-approved annually by the Committee are:

Annual Fund financial statement audits

Seed audits (related to new product filings, as required)

SEC and regulatory filings and consents

Semiannual financial statement reviews

AUDIT-RELATED SERVICES

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Accounting consultations

Fund merger support services

Agreed upon procedure reports (inclusive of quarterly review of Basic Maintenance testing associated with issuance of Preferred Shares and semiannual report review)

Other attestation reports

Comfort letters

Other internal control reports

Individual audit-related services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

TAX SERVICES

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Tax compliance services related to the filing or amendment of the following:

Federal, state and local income tax compliance; and, sales and use tax compliance

Timely RIC qualification reviews

Tax distribution analysis and planning

Tax authority examination services

Tax appeals support services

Accounting methods studies

Fund merger support service

Other tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

PROSCRIBED SERVICES

The Fund’s independent accountants will not render services in the following categories of non-audit services:

Bookkeeping or other services related to the accounting records or financial statements of the Fund

Financial information systems design and implementation

Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

Actuarial services

Internal audit outsourcing services

Management functions or human resources

Broker or dealer, investment adviser or investment banking services

Legal services and expert services unrelated to the audit

Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

PRE-APPROVAL OF NON-AUDIT SERVICES PROVIDED TO OTHER ENTITIES WITHIN THE FUND COMPLEX

The Committee will pre-approve annually any permitted non-audit services to be provided to Allianz Global Investors Fund Management LLC (Formerly, PA Fund Management LLC) or any other investment manager to the Funds (but not including any sub-adviser whose role is primarily portfolio management and is sub-contracted by the investment manager) (the “Investment Manager”) and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Fund (including affiliated sub-advisers to the Fund), provided, in each case, that the engagement relates directly to the operations and financial reporting of the Fund (such entities, including the Investment Manager, shall be referred to herein as the “Accounting Affiliates”). Individual projects that are not presented to the Committee as part of the annual pre-approval process, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

Although the Committee will not pre-approve all services provided to the Investment Manager and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to the Investment Manager and its affiliates.

DE MINIMUS EXCEPTION TO REQUIREMENT OF PRE-APPROVAL OF NON-AUDIT SERVICES

With respect to the provision of permitted non-audit services to a Fund or Accounting Affiliates, the pre-approval requirement is waived if:

(1)

The aggregate amount of all such permitted non-audit services provided constitutes no more than (i) with respect to such services provided to the Fund, five percent (5%) of the total amount of revenues paid by the Fund to its independent accountant during the fiscal year in which the services are provided, and (ii) with respect to such services provided to Accounting Affiliates, five percent (5%) of the total amount of revenues paid to the Fund’s independent accountant by the Fund and the Accounting Affiliates during the fiscal year in which the services are provided;

(2)	Such services were not recognized by the Fund at the time of the engagement for such services to be non-audit services; and

(3)

Such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this Committee Chairman or other delegate shall be reported to the full Committee at its next regularly scheduled meeting.

	e)	2. No services were approved pursuant to the procedures contained in paragraph (C) (7) (i) (C) of Rule 2-01 of Registration S-X.

	f)	Not applicable

	g)	Non-audit fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to the Adviser, for the 2007 Reporting Period was $2,798,824 and the 2008 Reporting Period was $3,925,147.

h)

Auditor Independence. The Registrant’s Audit Oversight Committee has considered whether the provision of non-audit services that were rendered to the Adviser which were not pre- approved is compatible with maintaining the Auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANT

The Fund has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee of the Fund is comprised of Robert E. Connor, Paul Belica, Hans W. Kertess, R. Peter Sullivan III and William B. Ogden, IV and Diana L. Taylor.

ITEM 6. SCHEDULE OF INVESTMENTS Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

PIMCO CORPORATE INCOME FUND

(the “TRUST”)

PROXY VOTING POLICY

1.                                       It is the policy of the Trust that proxies should be voted in the interest of its shareholders, as determined by those who are in the best position to make this determination.  The Trust believes that the firms and/or persons purchasing and selling securities for the Trust and analyzing the performance of a Trust’s securities are in the best position and have the information necessary to vote proxies in the best interests of the Trust and its shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the Trust, on the other.  Accordingly, each Trust’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the Trust.

2.                                       The Trust delegates the responsibility for voting proxies to Allianz Global Investors Fund Management LLC (“AGIFM”), which will in turn delegate such responsibility to the sub-adviser of the Trust.  AGIFM’s Proxy Voting Policy Summary is attached as Appendix A hereto.  A summary of the detailed proxy voting policy of PIMCO, the Trust’s current sub-adviser, is set forth in Appendix B attached hereto.  Such summary may be revised from time to time to reflect changes to the sub-adviser’s detailed proxy voting policy.

3.                                       The party voting the proxies (i.e., the sub-adviser) shall vote such proxies in accordance with such party’s proxy voting policies and, to the extent consistent with such policies, may rely on information and/or recommendations supplied by others.

4.                                       AGIFM and the sub-adviser of the Trust with proxy voting authority shall deliver a copy of its respective proxy voting policies and any material amendments thereto to the applicable Board of the Trust promptly after the adoption or amendment of any such policies.

5.                                       The party voting the proxy shall: (i) maintain such records and provide such voting information as is required for the Trust’s regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 18 of Form N-2 and Item 7 of Form N-CSR; and (ii) shall provide such additional information as may be requested, from time to time, by the Board or the Trust’s Chief Compliance Officer.

6.                                       This Proxy Voting Policy Statement (including Appendix B), the Proxy Voting Policy Summary of AGIFM and summary of the detailed proxy voting policy of PIMCO, the sub-adviser of the Trust with proxy voting authority, shall be made available (i) without charge, upon request, by calling 1-800-426-0107 and (ii) on the Trust’s website at www.allianzinvestors.com.  In addition, to the extent required by applicable law or determined by the Trust’s Chief Compliance Officer or Board of Trustees, the Proxy Voting Policy Summary of AGIFM and summary of the detailed proxy voting policy of PIMCO, the Trust’s sub-adviser with proxy voting authority shall also be included in the Trust’s Registration Statements or Form N-CSR filings.

Appendix A

ALLIANZ GLOBAL INVESTORS FUND MANAGEMENT LLC (“AGIFM”)

1.                                       It is the policy of AGIFM that proxies should be voted in the interest of the shareholders of the applicable fund, as determined by those who are in the best position to make this determination.  AGIFM believes that the firms and/or persons purchasing and selling securities for the funds and analyzing the performance of the funds’ securities are in the best position and have the information necessary to vote proxies in the best interests of the funds and their shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the fund, on the other.  Accordingly, AGIFM’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the funds.

2.                                       AGIFM, for each fund which it acts as an investment adviser, delegates the responsibility for voting proxies to the sub-adviser for the respective fund, subject to the terms hereof.

3.                                       The party voting the proxies (e.g., the sub-adviser) shall vote such proxies in accordance with such party’s proxy voting policies and, to the extent consistent with such policies, may rely on information and/or recommendations supplied by others.

4.                                       AGIFM and each sub-adviser of a fund shall deliver a copy of its respective proxy voting policies and any material amendments thereto to the board of the relevant fund promptly after the adoption or amendment of any such policies.

5.                                       The party voting the proxy shall:  (i) maintain such records and provide such voting information as is required for such funds’ regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 18 of Form N-2 and Item 7 of Form N-CSR; and (ii) shall provide such additional information as may be requested, from time to time, by such funds’ respective boards or chief compliance officers.

6.                                       This Proxy Voting Policy Summary and summaries of the proxy voting policies for each sub-adviser of a fund advised by AGIFM shall be available (i) without charge, upon request, by calling 1-800-426-0107 and (ii) at www.allianzinvestors.com.  In addition, to the extent required by applicable law or determined by the relevant fund’s board of directors/trustees or chief compliance officer, this Proxy Voting Policy Summary and summaries of the detailed proxy voting policies of each sub-adviser and each other entity with proxy voting authority for a fund advised by AGIFM shall also be included in the Registration Statement or Form N-CSR filings for the relevant fund.

Appendix B

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

Pacific Investment Management Company LLC (“PIMCO”) has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. PIMCO has implemented the Proxy Policy for each of its clients as required under applicable law, unless expressly directed by a client in writing to refrain from voting that client’s proxies. Recognizing that proxy voting is a rare event in the realm of fixed income investing and is typically limited to solicitation of consent to changes in features of debt securities, the Proxy Policy also applies to any voting rights and/or consent rights of PIMCO, on behalf of its clients, with respect to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures.

The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO’s clients. Each proxy is voted on a case-bycase basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances at the time of the vote. In general, PIMCO reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices. PIMCO may vote proxies as recommended by management on routine matters related to the operation of the issuer and on matters not expected to have a significant economic impact on the issuer and/or its shareholders.

PIMCO will supervise and periodically review its proxy voting activities and implementation of the Proxy Policy. PIMCO will review each proxy to determine whether there may be a material conflict between PIMCO and its client. If no conflict exists, the proxy will be forwarded to the appropriate portfolio manager for consideration. If a conflict does exist, PIMCO will seek to resolve any such conflict in accordance with the Proxy Policy. PIMCO seeks to resolve any material conflicts of interest by voting in good faith in the best interest of its clients. If a material conflict of interest should arise, PIMCO will seek to resolve such conflict in the client’s best interest by pursuing any one of the following courses of action: (i) convening a committee to assess and resolve the conflict; (ii) voting in accordance with the instructions of the client; (iii) voting in accordance with the recommendation of an independent third-party service provider; (iv) suggesting that the client engage another party to determine how the proxy should be voted; (v) delegating the vote to a third-party service provider; or (vi) voting in accordance with the factors discussed in the Proxy Policy.

Clients may obtain a copy of PIMCO’s written Proxy Policy and the factors that PIMCO may consider in determining how to vote a client’s proxy. Except as required by law, PIMCO will not disclose to third parties how it voted on behalf of a client. However, upon request from an appropriately authorized individual, PIMCO will disclose to its clients or the entity delegating the voting authority to PIMCO for such clients, how PIMCO voted such client’s proxy. In addition, a client may obtain copies of PIMCO’s Proxy Policy and information as to how its proxies have been voted by contacting PIMCO.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

(a)(1)

As of January 8 2009, the following individual has primary responsibility for the day-to-day implementation of the PIMCO Income Fund (PCN), (the “Fund”):

Mark Kiesel

Mr. Kiesel has been the portfolio manager for the Fund since March 2005.  Mr. Kiesel, an executive vice president of PIMCO in the Newport Beach office, is a generalist portfolio manager, and a senior member of the investment strategy and portfolio management group. He also heads the investment-grade corporate bond desk and manages corporate portfolios for the firm. He joined PIMCO in 1996, and previously served as PIMCO’s head of equity derivatives and as a senior credit analyst. He has 14 years of investment experience and holds an MBA from the University of Chicago Graduate School of Business. He received his undergraduate degree from the University of Michigan.

(a)(2)

The following summarizes information regarding each of the accounts, excluding the respective Fund managed by the Portfolio Manager as of October 31, 2008, including accounts managed by a team, committee, or other group that includes the Portfolio Manager.  Unless mentioned otherwise, the advisory fee charged for managing each of the accounts listed below is not based on performance.

		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
PM	Fund	#	AUM($million)	#	AUM($million)	#	AUM($million)
Mark Kiesel	PCN	6	8,191.57	12	4,330.05	30	5,119.90

From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the investments of a fund, on the one hand, and the management of other accounts, on the other. The other accounts might have similar investment objectives or strategies as the funds, track the same index a fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the funds. The other accounts might also have different investment objectives or strategies than the funds.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of a fund. Because of their positions with the funds, the portfolio managers know the size, timing and possible market impact of a fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a fund.

Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both a fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a fund and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the funds and certain pooled investment vehicles, including investment opportunity allocation issues.

Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the funds and such other accounts on a fair and equitable basis over time.

(a) (3)

As of October 31, 2008, the following explains the compensation structure of the individual that shares primary responsibility for day-to-day portfolio management of the Fund:

PIMCO has adopted a “Total Compensation Plan” for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm’s mission statement. The Total Compensation Plan includes a significant incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. The compensation of portfolio managers consists of a base salary, a bonus, and may include a retention bonus. Portfolio managers who are Managing Directors of PIMCO also receive compensation from PIMCO’s profits. Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO’s deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee’s compensation. PIMCO’s contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.

Salary and Bonus. Base salaries are determined by considering an individual portfolio manager’s experience and expertise and may be reviewed for adjustment annually. Portfolio managers are entitled to receive bonuses, which may be significantly more than their base salary, upon attaining certain performance objectives based on predetermined measures of group or department success. These goals are specific to individual portfolio managers and are mutually agreed upon annually by each portfolio manager and his or her manager. Achievement of these goals is an important, but not exclusive, element of the bonus decision process.

In addition, the following non-exclusive list of qualitative criteria (collectively, the “Bonus Factors”) may be considered when determining the bonus for portfolio managers:

•

3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax investment performance as judged against the applicable benchmarks for each account managed by a portfolio manager (including the funds)

and relative to applicable industry peer groups;

•	Appropriate risk positioning that is consistent with PIMCO’s investment philosophy and the Investment Committee/CIO approach to the generation of alpha;

•	Amount and nature of assets managed by the portfolio manager;

•	Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);

•	Generation and contribution of investment ideas in the context of PIMCO’s secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;

•	Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;

•	Contributions to asset retention, gathering and client satisfaction;

•	Contributions to mentoring, coaching and/or supervising; and

•	Personal growth and skills added.

A portfolio manager’s compensation is not based directly on the performance of any fund or any other account managed by that portfolio manager. Final bonus award amounts are determined by the PIMCO Compensation Committee.

Investment professionals, including portfolio managers, are eligible to participate in a Long Term Cash Bonus Plan (“Cash Bonus Plan”), which provides cash awards that appreciate or depreciate based upon the performance of PIMCO’s parent company, Allianz Global Investors, and PIMCO over a three-year period. The aggregate amount available for distribution to participants is based upon Allianz Global Investors’ profit growth and PIMCO’s profit growth. Participation in the Cash Bonus Plan is based upon the Bonus Factors, and the payment of benefits from the Cash Bonus Plan, is contingent upon continued employment at PIMCO.

Key employees of PIMCO, including certain Managing Directors, Executive Vice Presidents, and Senior Vice Presidents, are eligible to participate in the PIMCO Class M Unit Equity Participation Plan, a long-term equity plan. The Class M Unit Equity Participation Plan grants options on PIMCO equity that vest in years three, four and five. Upon vesting, the options will convert into PIMCO M Units, which are non-voting common equity of PIMCO. M Units pay out quarterly distributions equal to a pro-rata share of PIMCO’s net profits. There is no assured liquidity and they may remain outstanding perpetually.

Profit Sharing Plan. Instead of a bonus, portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Partner Compensation Committee, based upon an individual’s overall contribution to the firm and the Bonus Factors. Under his employment agreement, William Gross receives a fixed percentage of the profit sharing plan.

Allianz Transaction Related Compensation. In May 2000, a majority interest in the predecessor holding company of PIMCO was acquired by a subsidiary of Allianz AG (currently known as Allianz SE) (“Allianz”). In connection with the transaction, Mr. Gross received a grant of restricted stock of Allianz, the last of which vested on May 5, 2005.

Portfolio managers who are Managing Directors also have long-term employment contracts, which guarantee severance payments in the event of involuntary termination of a Managing Director’s employment with PIMCO.

(a)(4)

The following summarizes the dollar range of securities the portfolio manager for the Fund beneficially owned of the Fund that he managed as of 10/31/08.

PIMCO Corporate Income Fund

Portfolio Manager	Dollar Range of Equity Securities in the Fund
Mark Kiesel	None

ITEM 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Companies – None

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES

(a) The registrant’s President and Chief Executive Officer and Treasurer, Principal Financial Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-3(c))), as amended are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrants control over financial reporting.

ITEM 12. EXHIBITS

(a) (1) Exhibit 99.CODE ETH - Code of Ethics

(a) (2) Exhibit 99 Cert. - Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(b) Exhibit 99.906 Cert. - Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) PIMCO Corporate Income Fund

By	/s/ Brian S. Shlissel
President and Chief Executive Officer

Date January 8, 2009

By	/s/ Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date January 8, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Brian S. Shlissel
President and Chief Executive Officer

Date January 8, 2009

By	/s/ Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date January 8, 2009